                                                                      Exhibit 99

                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                      ----------

                                       FORM T-1

                          Statement of Eligibility Under the
                     Trust Indenture Act of 1939 of a Corporation
                             Designated to Act as Trustee



                            U.S. BANK NATIONAL ASSOCIATION
                 (Exact name of Trustee as specified in its charter)


     United States                                                   31-0841368
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)


     425 Walnut Street
     Cincinnati, Ohio                                                     45202
(Address of Principal Executive Offices)                              (Zip Code)



                       BERTHEL FISHER & COMPANY LEASING, INC.
              (Exact name of Registrant as specified in its charter)


     Iowa                                                            42-1312639
(State of Incorporation)                                       (I.R.S. Employer
                                                             Identification No.)


     701 Tama Street
     Marion, Iowa                                                         52302
(Address of Principal Executive Offices)                              (Zip Code)





                                6% NOTES DUE 2004
                       (Title of the Indenture Securities)

                                     GENERAL

1.     GENERAL INFORMATION Furnish the following information as to the Trustee.

       (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

       (b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

2. AFFILIATIONS WITH OBLIGOR If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

       See Note following Item 16.

3. VOTING SECURITIES OF THE TRUSTEE Furnish the following information as to each class of voting securities of the Trustee: As of November 30, 2001.



                    Col. A                                        Col. B
                    ------                                        ------
                Title of Class                              Amount Outstanding
                --------------                              ------------------
                 Common Stock                                    3,640,000


4. TRUSTEESHIPS UNDER OTHER INDENTURES If the Trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

       (a) Title of the securities outstanding under each such other indenture.

              Series A Subordinated 5 Year Notes
              Series B Subordinated 8 Year Notes

       (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

              The Series A Subordinated 5 Year Notes are in default due to a failure to pay principal at maturity. The Trustee believes there is no conflicting interest under the Indenture for the Series A Subordinated 5 Year Notes because the 6% Notes due 2004 being issued under this Registration Statement are unsecured and will rank on an equal basis with the Series A Subordinated 5 Year Notes.


5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGORS OR UNDERWRITERS If the Trustee or any of the directors or executive officers of the

       Trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

              None.

6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS Furnish information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor.

              No voting securities of the Trustee are owned beneficially by the obligor or any director, partner, or executive officer of the obligor.

7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS Furnish information as to the voting securities of the Trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

              No voting securities of the Trustee are owned beneficially by the underwriter for the obligor or any director, partner, or executive officer of the underwriter for the obligor.

8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE Furnish information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the Trustee.

              No securities of the obligor are owned beneficially or held as collateral security for obligations in default by the Trustee.

9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish information as to each class of securities of such underwriter any of which are so owned or held by the Trustee.

              The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of an underwriter for the obligor.

10.    OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF
       CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

              The Trustee does not own beneficially or hold as collateral security for obligations in default any voting securities of a person described above.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the obligor, furnish information as to each class of securities of such person any of which are so owned or held by the trustee.

              The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of a person who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the obligor.

12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE Except as noted in the instructions, if the obligor is indebted to the Trustee, furnish information.

              The obligor is not indebted to the Trustee.

13.    DEFAULTS BY THE OBLIGOR

       (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                     To best knowledge of the Trustee, there is no and there has been no default with respect to the securities under this indenture.

       (b) If the Trustee is a Trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is Trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                     There is and continues to be a default under the Series A Subordinated 5 Year Notes due to a failure by the obligor to pay principal at maturity.

14. AFFILIATIONS WITH THE UNDERWRITERS If any underwriter is an affiliate of the Trustee, describe each such affiliation.

              There is no underwriter affiliation with the trustee.

15. FOREIGN TRUSTEE Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

              Not Applicable.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

       1.     Copy of Articles of Association.*

       2.     Copy of Certificate of Authority to Commence Business.*

       3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

       4.     Copy of existing By-Laws.*

       5.     Copy of the Indenture referred to in Item 4.

       6.     The consents of the Trustee required by Section 321(b) of the act.

       7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

      * Incorporated by reference to Registration Number 22-27000.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.




                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 30th day of November, 2001.


                                         U.S. BANK NATIONAL ASSOCIATION



                                         /s/ Lori-Anne Rosenberg
                                         ----------------------------
                                         Lori-Anne Rosenberg
                                         Assistant Vice President




/s/ Julie Eddington
-------------------
Julie Eddington
Assistant Secretary

                                    EXHIBIT 5
                  Copy of the Indenture referred to in Item 4.

                     BERTHEL FISHER & COMPANY LEASING, INC.


                                       AND


                              FIRSTAR TRUST COMPANY

                                   As Trustee


                        ----------------------------------

                                    INDENTURE


                           Dated as of June 11, 1996.


                        ----------------------------------

                                               TABLE OF CONTENTS



                                                                                                        Page
INDENTURE..................................................................................................1

RECITALS...................................................................................................1

ARTICLE ONE................................................................................................1
     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................1
         Section 101.    Definitions.......................................................................1
         Section 102.    Compliance Certificates and Opinions..............................................8
         Section 103.    Form of Documents Delivered to Trustee............................................8
         Section 104.    Acts of Note Holders..............................................................8
         Section 105.    Notices, etc., to Trustee and Company.............................................9
         Section 106.    Notice to Note Holders; Waiver....................................................9
         Section 107.    Effect of Headings and Table of Contents.........................................10
         Section 108.    Successors and Assigns...........................................................10
         Section 109.    Separability Clause..............................................................10
         Section 110.    Benefits of Indenture............................................................10
         Section 111.    Governing Law....................................................................10
         Section 112.    Legal Holidays...................................................................10

ARTICLE TWO...............................................................................................10
     NOTE FORMS...........................................................................................10
         Section 201.    Form Generally...................................................................10
         Section 202.    Form of Face of Notes............................................................11
         Section 203.    Form of Reverse Side of Note.....................................................12
         Section 204.    Form of Certificate of Authentication and Form of Assignment.....................14

ARTICLE THREE.............................................................................................15
     THE NOTES............................................................................................15
         Section 301.    Title and Terms Generally........................................................15
         Section 302.    Denominations....................................................................16
         Section 303.    Execution, Authentication, Delivery and Dating...................................16
         Section 304.    Temporary Notes..................................................................16
         Section 305.    Registration, Transfer and Exchange..............................................17
         Section 306.    Mutilated, Destroyed, Lost and Stolen Notes......................................17
         Section 307.    Payment of Interest; Interest Rights Preserved...................................18
         Section 308.    Persons Deemed Owners............................................................19
         Section 309.    Cancellation.....................................................................19
         Section 310.    Computation of Interest..........................................................19
         Section 311.    Authentication and Delivery of Original Issue....................................19

ARTICLE FOUR..............................................................................................19
     SATISFACTION AND DISCHARGE...........................................................................19




                                                    -i-


         Section 401.    Satisfaction and Discharge of Indenture..........................................19
         Section 402.    Application of Trust Money.......................................................20

ARTICLE FIVE..............................................................................................20
     REMEDIES.............................................................................................20
         Section 501.    Events of Default................................................................20
         Section 502.    Acceleration of Maturity; Rescission and Annulment...............................21
         Section 503.    Collection of Indebtedness and Suits for Enforcement by Trustee..................22
         Section 504.    Trustee May File Proofs of Claim.................................................23
         Section 505.    Trustee May Enforce Claims Without Possession of Notes...........................23
         Section 506.    Application of Money Collected...................................................23
         Section 507.    Limitation on Suits..............................................................24
         Section 508.    Unconditional Right of Note Holders to Receive Principal, Premium
                         and Interest.....................................................................24
         Section 509.    Restoration of Rights and Remedies...............................................24
         Section 510.    Rights and Remedies Cumulative...................................................25
         Section 511.    Delay or Omission Not Waiver.....................................................25
         Section 512.    Control by Note Holders..........................................................25
         Section 513.    Waiver of Past Defaults..........................................................25
         Section 514.    Undertaking for Costs............................................................25
         Section 515.    Waiver of Stay or Extension Laws.................................................26

ARTICLE SIX...............................................................................................26
     THE TRUSTEE..........................................................................................26
         Section 601.    Certain Duties and Responsibilities..............................................26
         Section 602.    Notice of Defaults...............................................................27
         Section 603.    Certain Rights of Trustee........................................................27
         Section 604.    Not Responsible for Recitals or Issuance of Note.................................28
         Section 605.    Trustee May Hold Notes...........................................................28
         Section 606.    Money Held in Trust..............................................................28
         Section 607.    Compensation and Reimbursement...................................................28
         Section 608.    Disqualification; Conflicting Interests..........................................29
         Section 609.    Trustee Required; Eligibility....................................................32
         Section 610.    Resignation and Removal; Appointment of Successor................................33
         Section 611.    Acceptance of Appointment by Successor...........................................34
         Section 612.    Merger, Conversion, Consolidation or Succession to Business......................34
         Section 613.    Preferential Collection of Claims Against Company................................34
         Section 614.    Appointment of Authenticating Agent..............................................37

ARTICLE SEVEN.............................................................................................38
     NOTE HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...............................................38
         Section 701.    Company to Furnish Trustee Names and Addresses of Note Holders...................38
         Section 702.    Preservation of Information; Communications to Note Holders......................38
         Section 703.    Reports by the Company...........................................................39
         Section 704.    Reports by Trustee...............................................................40

ARTICLE EIGHT.............................................................................................41
     CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.................................................41




                                                    -ii-


         Section 801.    Company May Consolidate, Etc., Only on Certain Terms.............................41
         Section 802.    Successor Substituted............................................................42

ARTICLE NINE..............................................................................................42
     SUPPLEMENTAL INDENTURES..............................................................................42
         Section 901.    Supplemental Indentures Without Consent of Note Holders..........................42
         Section 902.    Supplemental Indentures With Consent of Note Holders.............................42
         Section 903.    Execution of Supplemental Indentures.............................................43
         Section 904.    Effect of Supplemental Indentures................................................43
         Section 905.    Reference in Notes to Supplemental Indentures....................................43
         Section 906.    Effect on Senior Debt............................................................43

ARTICLE TEN...............................................................................................44
     COVENANTS............................................................................................44
         Section 1001.   Payment of Principal and Interest................................................44
         Section 1002.   Maintenance of Office or Agency..................................................44
         Section 1003.   Money for Note Payments to be Held in Trust......................................44
         Section 1004.   Maintenance of Corporate Existence, Licensing and Rights.........................45
         Section 1005.   Payment of Taxes and Assessments.................................................45
         Section 1006.   Maintenance of Properties, Insurance; Books and Records; Compliance
                         with Law.........................................................................45
         Section 1007.   Limitation on Transactions with Affiliates.......................................46
         Section 1008.   Limitation on Dividends and Other Payment Restrictions Affecting a
                         Subsidiary/Restricted Subsidiary.................................................46
         Section 1009.   Waiver of Certain Covenants......................................................46

ARTICLE ELEVEN............................................................................................47
     REDEMPTION OF NOTES..................................................................................47
         Section 1101.   Optional Redemption..............................................................47
         Section 1102.   Applicability of Article.........................................................47
         Section 1103.   Election to Redeem; Notice to Trustee............................................47
         Section 1104.   Selection by Trustee of Notes to Be Redeemed.....................................47
         Section 1105.   Notice of Redemption.............................................................48
         Section 1106.   Deposit of Redemption Price......................................................48
         Section 1107.   Notes Payable on Redemption Date.................................................48
         Section 1108.   Notes Redeemed in Part...........................................................49

ARTICLE TWELVE............................................................................................49
     SUBORDINATION OF NOTES...............................................................................49
         Section 1201.   Agreement to Subordinate.........................................................49
         Section 1202.   Distribution of Assets, Etc......................................................49
         Section 1203.   No Payment to Note Holders if Senior Debt is in Default..........................49
         Section 1204.   Subrogation......................................................................50
         Section 1205.   Obligation of Company Unconditional..............................................50
         Section 1206.   Payments on Notes Permitted......................................................50
         Section 1207.   Effectuation of Subordination by Trustee.........................................51
         Section 1208.   Knowledge of Trustee.............................................................51
         Section 1209.   Rights of Holders of Senior Debt Not Impaired....................................51




                                                   -iii-


         Section 1210.   Trustee Not Fiduciary for Holders of Senior Debt.................................51
         Section 1211.   Rights of Trustee as Holder of Senior Debt.......................................51
         Section 1212.   Article Applicable to Paying Agents..............................................51
         Section 1213.   Rights and Obligations Subject to Power of Court.................................51

ARTICLE THIRTEEN..........................................................................................52
     REDEMPTION AT OPTION OF HOLDER IN CERTAIN CIRCUMSTANCES..............................................52
         Section 1301.   Redemption Option Upon Death of Holder...........................................52
         Section 1302.   Redemption of Notes..............................................................53
         Section 1303.   Notes Redeemed in Part...........................................................53


                                    INDENTURE


         THIS INDENTURE, dated as of June 11, 1996, between BERTHEL FISHER & COMPANY LEASING, INC., an Iowa corporation (the "Company"), having its principal office at 100 Second Street, S.E., Cedar Rapids, Iowa 52401 and FIRSTAR TRUST COMPANY, a state banking association having trust powers (the "Trustee"), having its principal office in Milwaukee, Wisconsin.

                                    RECITALS

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized an issue of up to Five Million Dollars ($5,000,000) of its Series A Subordinated 5 Year Notes with Detachable Warrants to purchase 55,000 shares of Common Stock of the Company ("Series A Notes") and up to Five Million Dollars ($5,000,000) of its Series B Subordinated 8 Year Notes with Detachable Warrants to purchase 55,000 shares of Common Stock of the Company ("Series B Notes") (Series A Notes and Series B Notes collectively the "Notes") in the total aggregate principal amount of up to Ten Million Dollars ($10,000,000), to be issued as fully registered Notes, to be authenticated by the Trustee, to be payable and to be redeemable all as hereinafter provided; and

         WHEREAS, the Trustee has power to enter into this Indenture and to accept and execute the trusts herein created; and

         WHEREAS, the Company represents that all acts and things necessary to make the Notes, when executed by the Company, authenticated and delivered by the Trustee as in this Indenture provided and issued, the valid, binding and legal obligations of the Company, and to constitute this instrument a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized, and the Company, in the exercise of each and every right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Notes.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, in order to provide for the payment of the principal of, premium, if any, and interest on the Notes issued under this Indenture according to their tenor and effect and the performance and observance of each and all of the covenants and conditions herein and therein contained, for and in consideration of the premises and of the purchase and acceptance of the Notes by the respective purchasers thereof and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the Company has executed and delivered this Indenture in trust for the equal and proportionate benefit, security and protection of all of the Note Holders issued or to be issued under and secured by this Indenture, without preference, priority or distinction as to lien or otherwise of any of Notes over any of the others;

THIS INDENTURE FURTHER WITNESSETH, that the Company has agreed and covenanted with the respective Note Holders from time to time as follows:


                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.     DEFINITIONS.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                 (2) all other terms used herein which are defined in the Trust Indenture Act of 1939, as amended (the "TIA") either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

                 (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Without limiting the generality of the foregoing, at the date of this Indenture, the "Affiliates" of the Company include any Subsidiary and the Company's parent company.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the city in which the principal office of the Trustee is located are authorized or obligated by law or executive order to close.

         "Capitalized Lease Obligation" means any lease or other agreement for the use of property which, in accordance with GAAP, should be capitalized on the lessee's or user's balance sheet.

         "Cash Equivalents" means, with respect to any person at any date of determination, any of the following held by such person on a consolidated basis (other than those held by Restricted Subsidiaries), (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledge in support thereof); (ii) certificates of deposit or acceptances with a maturity of 180 days or less of, or a savings account in, any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $10,000,000;
(iii) commercial paper with a maturity of 180 days or less issued by a corporation (except any Affiliate of the Company) organized under the laws of any state of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Corporation or at least P-1 by Moody's Investors Service, Inc.; (iv) repurchase agreements and reverse repurchase agreements relating to marketable obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided, however, that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency;
(v) instruments backed by letters of credit issued by financial institutions satisfying the conditions of (ii) above; and (vi) mutual funds or similar securities, not less than 80% of the assets of which are invested in securities of the type referred to in clauses (i) through (v).

         "Certificate of Independent Public Accountants" means a certificate signed by an independent public accountant or firm of independent public accountants (who may be the independent public accountants regularly retained by the Company). Such accountant or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to such certificate. The acceptance by the Trustee of, or its actions on, such a certificate shall be sufficient evidence that such accountant is reasonably acceptable to the Trustee. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" means the Company's Class A Common Stock, no par value, authorized at the date this Indenture is executed and shares of any class or classes resulting from any reclassification or reclassifications thereof which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and also shall include stock of the Company of any other class, whether now or hereafter authorized, which ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with such Common Stock or other class of stock into which such Common Stock may have been changed; provided however, that stock that is convertible into Common Stock, warrants or other rights to purchase Common Stock will not be deemed to be Common Stock.

         "Company" means Berthel Fisher & Company Leasing, Inc., an Iowa corporation, until a successor Person shall have become such pursuant to the provisions of this Indenture and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its President or any Vice President, and by its Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, and delivered to the Trustee.

         "Company Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Consolidated" when used in conjunction with any other defined term means the aggregate amount of the items included within the defined term of the Company on a consolidated basis in accordance with GAAP, eliminating inter-company items.

         "Corporate Trust Office," when used with respect to the Trustee means the principal office of the Trustee in Milwaukee, Wisconsin, at which at any particular time its corporate trust business shall be administered, which office is on the date of this Indenture located at Firstar Trust Company or said office of any successor Trustee.

         "Note Holder" means a Person in whose name a Note is registered on the Note Register, or the beneficial owner of such Notes if record ownership is held by a nominee.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

         "Notes" means the Series A Notes and Series B Notes issued pursuant to this Indenture.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Disqualified Stock" means, with respect to any Person, any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the Stated Maturity of the Notes.

         "Dividends" means payments in respect of the Company's Common Stock in either cash or property, but shall not include payments solely in Common Stock or distributions in the form of rights to acquire Common Stock.

         "Eligible Person" means an employee or agent of the Company.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Financial Statements" means the statement of operations, balance sheet, and/or statement of cash flows of any Person prepared in accordance with GAAP.

         "GAAP" means generally accepted accounting principles consistently applied.

         "Guaranty" by any Person means any obligations, including letters of credit, both standby and irrevocable in nature, other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection guaranteeing any Indebtedness, dividend, or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor; (ii) to advance or supply funds for the purchase or payment of such Indebtedness or obligation, or to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation; (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation; or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this definition, a Guaranty in respect of any Indebtedness for borrowed money shall be deemed to be equal to the principal amount of such Indebtedness which has been guaranteed, and a Guaranty in respect of any other obligation, liability, or dividend shall be deemed to be equal to the maximum aggregate amount of such obligation, liability or dividend.

         "Holder" when used with respect to any Note means a Note Holder.

         "Indebtedness" means, with respect to any Person at any date without duplication, all items of indebtedness which, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date, and in addition shall include (i) Guaranties by such Person, (ii) all Capitalized Lease Obligations of such Person, and (iii) all indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon property owned by such Person, whether or not the indebtedness so secured has been assumed by such Person. For the purpose of computing the "Indebtedness" of any Person, there shall be excluded (i) any particular Indebtedness to the extent that, upon or prior to the maturity thereof, there shall have been deposited with the proper depository in trust the necessary funds, securities, or evidences of such Indebtedness, if permitted by the instrument creating such Indebtedness, for the payment, redemption, or satisfaction of such Indebtedness; and thereafter such funds and evidences of Indebtedness so deposited shall not be included in any computation of the assets of such Person, and (ii) Indebtedness of a Restricted Subsidiary of such Person, which is not guaranteed by such Person.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Independent" when used with respect to any specified Person means such a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Notes or in any Affiliate of the Company or of such other obligor, and (iii) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, organizer, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning herein.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

         "Inventory" means, with respect to any Person, all assets of such Person classified as inventory on a Consolidated basis in accordance with GAAP excluding all such assets of Restricted Subsidiaries of such Person.

         "Issue Date" means with respect to any Note, the date on which the Note is originally issued in accordance with the terms of this Indenture.

         "Lien" means any mortgage, lien (statutory or other), pledge, security interest, encumbrance, hypothecation, assignment for security or other security agreement of any kind or nature whatsoever. For purposes of this Indenture, a Person shall be deemed to own subject to a Lien any property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement relating to Indebtedness of such Person.

         "Long-Term Debt" means, with respect to any Person and any date, all Indebtedness classified as "long-term debt" in accordance with GAAP.

         "Maturity" when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, call for redemption or otherwise.

         "Net Income" means, with respect to any Person for any period, the net income or loss of such Person determined in accordance with GAAP.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, Chief Executive Officer, President, Executive Vice President or any Vice President, and by the Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Original Interest Accrual Date" means the date of issuance of a Note or the most recent Interest Payment Date to which interest has been paid or duly provided for, whichever is later.

         "Opinion of Counsel" means a written opinion of counsel, who may be (except as otherwise expressly provided in this Indenture) counsel for the Company, and shall be acceptable to the Trustee.

         "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except: (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust or set aside and segregated in trust by the Company for the Holders of such Notes, provided that if such Notes are to be redeemed notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture; provided, however, that in determining whether the Note Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

         "Parity Debt" means any and all indebtedness of the Company created, incurred, assumed, or guaranteed by the Company before, at, or after the date of execution of the Indenture which (a) matures by its terms, or is renewable at the option of the Company, to a date more than one year after the date of the original creation, incurrence, assumption, or guaranty of such Indebtedness by the Company, (b) contains covenants, conditions and restrictions on the Company which are not inconsistent with nor violate any of the covenants, conditions and restrictions in this Indenture, and (c) is neither Senior Debt nor Subordinated Debt but in no event shall Parity Debt include deferred taxes.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Notes on behalf of the Company. Initially, and until authorization by the Company, the Company shall not have a Paying Agent.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note. For purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Redemption Date," when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date," for the interest payable on any Interest Payment Date means the fifteenth day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date.

         "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any executive vice president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, or any other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of an familiarity with the particular subject.

         "Restricted Subsidiary" and "Restricted Subsidiaries" have the meaning specified in Section 1010.

         "Senior Debt" means the principal of, premium (if any) and interest on any and all Indebtedness of the Company (other than the Notes, Parity Debt and Subordinated Debt) incurred in connection with the borrowing of money from or guaranteed to banks, trust companies, insurance companies and other financial institutions, including all Indebtedness to such institutions and seller-financed land acquisitions to the extent it is secured by real estate and/or assets of the Company, evidenced by bonds, debentures, mortgages, notes or other securities or other instruments, incurred, assumed or guaranteed by the Company before, at or after the date of execution of this Indenture, and all renewals, extensions and refundings thereof; provided that any Indebtedness shall not be Senior Debt if the instrument creating or evidencing any such Indebtedness or pursuant to which such Indebtedness is outstanding, provides that such Indebtedness, or such renewal, extension or refunding thereof, is junior or is not superior in right of payment to the Notes.

         "Series A Notes" means the $5,000,000 of Series A Subordinated 5 Year Notes with detachable Warrants to purchase 55,000 Shares of Common Stock of the Company.

         "Series B Notes" means the $5,000,000 of Series B Subordinated 8 Year Notes with detachable Warrants to purchase 55,000 Shares of Common Stock of the Company.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

         "Subordinated Debt" means any and all Indebtedness of the Company (but not of any Subsidiary) created, incurred, assumed or guaranteed by the Company before, at or after the date of execution of this Indenture which, by the terms of the instrument (or any supplemental instrument) creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding, (a) it is provided that such Indebtedness, or any renewal, extension, or refunding thereof, is expressly subordinate and inferior in right of payment to the Notes (whether or not subordinated to any other Indebtedness or the Company) or (b) it is not, by its terms, Senior Debt or Parity Debt. "Subordinated Debt" shall include any Indebtedness of the Company to Affiliates of the Company and any Indebtedness incurred by the Company under any agreement to redeem or repurchase any securities of the Company.

         "Subsidiary" means any corporation, more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other subsidiaries, or by the Company and one or more other Subsidiaries. For the purpose of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors or trustees, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Transfer Agent" means the agent responsible for the transfer of ownership of any Note. Firstar Trust Company will serve as transfer agent.

         "Trust Estate" means all rights, interest and property which has been collaterally assigned to the Trustee.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Wholly-Owned" when used in connection with any Subsidiary, means a Subsidiary of which all of the issued and outstanding shares of stock, except shares required as directors' qualifying shares, are owned by the Company and/or one or more of its Wholly-Owned Subsidiaries. For purposes of this definition, "voting stock" shall have the same meaning as in the definition of Subsidiary.

SECTION 102.     COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee upon request an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows or in the exercise of reasonable prudence should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows or in the exercise of reasonable prudence should know that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may be consolidated and form one instrument.

SECTION 104.     ACTS OF NOTE HOLDERS.

                 (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Note Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Note Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Note Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                 (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such person's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such person's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                 (3)    The ownership of Notes shall be proved by the Note
Register.

                 (4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 105.     NOTICES, ETC., TO TRUSTEE AND COMPANY.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Note Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

                 (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, specified in the first paragraph of this instrument, or

                 (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.     NOTICE TO NOTE HOLDERS; WAIVER.

         Where this Indenture or any Note provides for notice to Note Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder, or if the terms herein provide for notice to less than all Note Holders, then to such Note Holders as to whom notice may be required to be sent, at each such Holder's address as it appears on the Note Register, not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice. In any case where notice to Note Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Note Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Note Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute notification for every purpose hereunder.

SECTION 107.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108.     SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 109.     SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110.     BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Note Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111.     GOVERNING LAW.

         This Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of Iowa, without giving effect to the conflict of laws principles thereof.

SECTION 112.     LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at the Stated Maturity; provided that no interest shall accrue for the period from and after any such Redemption Date or Stated Maturity and, provided further, that no interest shall be paid for the period from and after any such Interest Payment Date to the actual payment date until the next succeeding Interest Payment Date.


                                   ARTICLE TWO
                                   NOTE FORMS

SECTION 201.     FORM GENERALLY.

         The Notes and the certificate of authentication thereon shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         The definitive Notes shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or market on which the Notes may be listed or included, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 202.     FORM OF FACE OF NOTES.

                    BERTHEL FISHER & COMPANY LEASING, INC.
          SERIES ____ (A or B) SUBORDINATED (5 YEAR OR 8 YEAR) NOTE


Registered No.:                                            Registered Principal
                                                                 Amount: $_____

Original Interest Accrual                          CUSIP:_______________
Date:
     -------------------------

         Berthel Fisher & Company Leasing, Inc., an Iowa corporation (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________________________ or registered assigns, the principal sum of ____________________________ Dollars ($________________ ) on __________________
and to pay interest thereon from the Original Interest Accrual Date set forth above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, on the last day of each month, commencing on the last day of the first month beginning after the Original Interest Accrual Date, at the rate of (nine and one-half percent (9.5%) in the case of Series
A, ten percent (10%) in the case of Series B) per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date, as provided in such Indenture, will be paid to the Person in whose name this Note (or one or more Predecessor) is registered (the "Holder") at the close of business on the Regular Record Date for such interest which shall be the fifteenth day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Dates and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Note Holders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the applicable requirements of any securities exchange or market on which the Notes may be listed or included, and upon such notice as may be required by such exchange or market, all as more fully provided in said Indenture. Payment of the principal of and interest (and premium, if any) on this Note will be made at the office or agency maintained by the Company for such purpose in Cedar Rapids, Iowa, or in such other office or agency as may be selected by the Company in accordance with the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by the manual or facsimile signature of its President and attested by the manual or facsimile signature of its Secretary.

Dated:                                   BERTHEL FISHER & COMPANY LEASING, INC.
      ------------------------


                                         By:
                                            -----------------------------------

                                                   President

Attest:


----------------------------------
Secretary


                      [FORM OF CERTIFICATE OF AUTHENTICATION]

SECTION 203.     FORM OF REVERSE SIDE OF NOTE.

         This Note is one of a duly authorized issue of Notes of the Company designated as its Series A Subordinated 5 Year Notes (or Series B Subordinated 8 Year Notes) (the "Notes") in the maximum aggregate principal amount of up to $5,000,000, issued and to be issued under an Indenture, dated as of __________, 1995 (the "Indenture"), between the Company and Firstar Trust Company, as Trustee (the "Trustee"), which term includes any successor Trustee under the Indenture. Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Note Holders, and for a statement of the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture.

         The Notes are general unsecured obligations of the Company. The payment of the principal of (and premium, if any) and interest on this Note is expressly subordinated, as provided in the Indenture, to the payment of all Senior Debt, as defined in the Indenture, and, by the acceptance of this Note, the Holder hereof agrees, expressly for the benefit of the present and future holders of Senior Debt, to be bound by the provisions of the Indenture relating to such subordination and authorizes and appoints as such Holder's attorney-in-fact the Trustee to take such action on such Holder's behalf as may be necessary or appropriate to effectuate such subordination.

         The Company may, at its option, but no earlier than the first anniversary of the issue date of each Note, redeem the Notes either in whole or in part, from time to time, at the Redemption Price (expressed as a percentage of the principal amount redeemed) set forth below plus interest accrued to the Redemption Date. The Redemption Price for each Series A Note (expressed as a percentage of the principal amount redeemed) shall be 104% if redeemed on or after the first anniversary of the issuance date but before the second anniversary date, 103% if redeemed on or after the second anniversary of the issuance date but before the third anniversary date, 102% if redeemed on or after the third anniversary of the issuance date but before the fourth anniversary date, and 101% if redeemed on or after the fourth anniversary of the issuance date but before maturity. The Redemption Price for each Series B Note (expressed as a percentage of the principal amount redeemed) shall be 107% if redeemed on or after the first anniversary of the issuance date but before the second anniversary date, 106% if redeemed on or after the second anniversary of the issuance date but before the third anniversary date, 105% if redeemed on or after the third anniversary of the issuance date but before the fourth anniversary date, 104% if redeemed on or after the fourth anniversary of the issuance date but before the fifth anniversary date, 103% if redeemed on or after the fifth anniversary of the issuance date but before the sixth anniversary date, 102% if redeemed on or after the sixth anniversary of the issuance date but before the seventh anniversary date, and 101% if redeemed on or after the seventh anniversary of the issuance date but before maturity.

         In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation of this Note.

         Notice of redemption will be mailed to the Holder at least 30 days, but not more than 60 days before the Redemption Date to each Holder at the registered address thereof.

         If this Note, or a portion hereof, shall be redeemed by call for redemption or shall be accepted for repayment upon the death of the Holder, and payment be duly provided therefor as specified in the Indenture, interest shall cease to accrue on this Note or such portion hereof, as the case may be.

         Interest installments whose Stated Maturity is on or before the Redemption Date or Repayment Date will be payable to the Holders of such Notes, or one or more of Predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof, all as provided in the Indenture. In the event of redemption or repayment of this Note in part only, a new Note or Notes for the unredeemed or unrepaid portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. The Company shall pay all costs of collection, whether or not judicial proceedings are instituted, in the manner provided in the Indenture. The Indenture provides that such declaration and its consequences may, in certain events, be annulled by the Holders of a majority in principal amount of the Notes Outstanding.

         If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee in inverse order of maturity. If less than all of the Notes within a particular maturity are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes within the maturity not previously called for redemption, either by lot or in any manner deemed by the Trustee to be proper. In case there are outstanding Notes of a denomination greater than $1,000, for the purpose of determining by lot the portions of a Note to be redeemed, the Trustee may assign numbers to the units of $1,000 represented by such Outstanding Notes, or may draw by lot the portions of such Notes to be redeemed in such other manner as it may determine.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Note Holders under the Indenture at any time by the Company and the Trustee with the consent of the Note Holders of two-thirds in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Note Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Note Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Note Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture or amendment or modification hereof or thereof shall alter or impair the obligation of the Company to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate and in the coin or currency herein prescribed.

         In the event of a consolidation or merger of the Company into, or of the transfer of its assets substantially as an entirety to, a successor corporation in accordance with the Indenture, such successor corporation shall assume payment of the Notes and the performance of every covenant of the Indenture on the part of the Company, and in the event of any such transfer, the predecessor corporation shall be discharged from all obligations and covenants in respect of the Notes and the Indenture and may be dissolved and liquidated, all as more fully set forth in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registerable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by or accompanied by a written instrument of transfer in the form printed on this Note or in another form satisfactory to the Company and the Note Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Note shall be governed by and construed in accordance with the laws of the State of Iowa.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.     FORM OF CERTIFICATE OF AUTHENTICATION AND FORM OF ASSIGNMENT.

                          [Form of Certificate of Authentication]

         This is one of the Notes referred to in the within-mentioned Indenture.

Dated:
       -----------------------

                                             ----------------------------------


                                             By
                                               --------------------------------

                                                    Authorized Signature

                             [Form of Assignment]

         (To be executed by the registered holder if such holder desires to transfer this Note)

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
     --------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                (Please print name and address of transferee)

this Note, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ as Attorney, to transfer the within Note on the books kept for registration thereof, with full power of substitution.

Dated:
       -----------------------


Signature:
           -------------------------------------------------
                 (Signature must conform in all respects
                 to name of holder as specified on the face of the Note)


(Insert Social Security
or Other Identifying Number
of Transferee)


Signature Guaranteed:

                                  ARTICLE THREE
                                    THE NOTES

SECTION 301.     TITLE AND TERMS GENERALLY.

         The Notes shall be known and designated as the Series A Subordinated 5 Year Notes and Series B Subordinated 8 Year Notes of the Company. The maximum aggregate principal amount of Series A Notes to be authenticated and delivered under this Indenture is $5,000,000, excluding accrued interest, and the maximum aggregate principal amount of Series B Notes to be authenticated and delivered under this Indenture is $5,000,000 except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 905 or 1108 hereof.

         The Notes shall be dated as provided in section 303 hereof, shall bear interest from the Original Interest Accrual Date of such Note, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable on the last day of each month, commencing on the last day of the month next following the issue date of the Note, until the principal thereof is paid or made available for payment, and shall mature with respect to Series A Subordinated 5 Year Notes on the fifth anniversary of the date of issuance of each Note, and with respect to Series B Subordinated 8 Year Notes on the eighth anniversary of the date of issuance of each Note.

         The Notes shall bear interest at the rate per annum specified in the prospectus (as defined in the Securities Act of 1933; as such prospectus shall have been amended or supplemented) pursuant to which such Notes are sold.

         The principal of (and premium, if any) and interest on Notes shall be payable at the office or agency maintained by the Company in Cedar Rapids, Iowa, pursuant to Section 1002, maintained for such purpose.

         The Notes shall be redeemable as provided in Article Eleven.

         The Notes are unsecured obligations of the Company and shall be subordinated in right of payment to Senior Debt of the Company as provided in Article Twelve.

         The Notes shall be equal in right of payment to certain Indebtedness of the Company defined as Parity Debt.

         The Notes shall be senior in right of payment to all Subordinated Debt.

         The Notes are an obligation of the Company but not of any affiliate.

SECTION 302.     DENOMINATIONS.

         The Notes shall be issuable only in registered form without coupons and in denominations of $1,000 and any integral multiple thereof.

SECTION 303.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Notes shall be executed on behalf of the Company by its President or any Vice President and attested by its Secretary or Assistant Secretary. The signature of any of these officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes. The Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         Each Note shall be dated as of the date payment in good funds for such
Note is delivered by the Underwriter to the Company at a Closing, as provided for in the Prospectus utilized in the offering of the Notes.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of the Indenture.

SECTION 304.     TEMPORARY NOTES.

         Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

SECTION 305.     REGISTRATION, TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or any other office or agency pursuant to Section 1002 being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Company is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         Upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt and entitIed to the same benefits under this Indenture as the Notes surrendered upon such registration offer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed for transfer (if so required by the Company or the Trustee), or shall be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 905 or 1108 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption pursuant to Section 1105 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

SECTION 306.     MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

         If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like series, tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like series, tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion, may instead of issuing a new Note, may pay such Note.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 307.     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business an a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment and, at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Paragraph (2).

                 (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or market on which the Notes may be listed or included and, upon such notice as may be required by such exchange or market if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         If any installment of interest whose Stated Maturity is on or prior to the Redemption Date for any Notes called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Notes.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid and to accrue which were carried by such other Note.

         All payments of interest on the Notes to the person entitled thereto, whether made by the Company, the Trustee or any Paying Agent, as authorized pursuant to this Indenture, shall be made (subject to collection) by check mailed to the address of the person entitled thereto as such address shall appear on the Note Register, unless the Trustee determines such methods to be inappropriate in the circumstances.

SECTION 308.     PERSONS DEEMED OWNERS.

         Prior to due presentment of a Note for registration of transfer, the Company, the Trustee, the Note Registrar and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.     CANCELLATION.

         All Notes surrendered for payment, redemption, registration of transfer or exchange if surrendered to any Person other than the Trustee, shall be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of and a destruction certificate shall be delivered to the Company.

SECTION 310.     COMPUTATION OF INTEREST.

         Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.     AUTHENTICATION AND DELIVERY OF ORIGINAL ISSUE.

         Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Series A Notes up to the aggregate principal amount of $5,000,000 and Series B Notes up to the aggregate principal amount of $5,000,000 may be executed by the Company and delivered to the Trustee for authentication and delivered by the Trustee upon Company Order, without any further action by the Company.


                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.     SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                 (1)    either

                        (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter paid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (b) all such Notes not theretofore delivered to the
Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company, in the case of this subsection
(b) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, including reasonable fees of the Trustee;

                 (3) the Company shall have delivered to the Trustee an Officer's Certificate and an opinion of Counsel to the effect that such deposit does not violate (a) the provisions of Article Twelve hereof or (b) any provisions of any Senior Debt; and

                 (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 shall survive, and, if the money shall have been deposited with the Trustee pursuant to subclause
(b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.     APPLICATION OF TRUST MONEY.

         All money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501.     EVENTS OF DEFAULT.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (1) default in the payment of any installment interest upon any Note when it becomes due and payable and continuance of such default for a period of ten (10) days (whether or not such payment is prohibited under the provisions of Article Twelve); or

                 (2) default in the payment of the principal of or premium, if any, on any Note at its Stated Maturity (whether or not such payment is prohibited under the provisions of Article Twelve); or

                 (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Note Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Notes, a written notice (and the Trustee shall give such written notice to the Company upon the request of the Note Holders of at least twenty-five percent (25%) in principal amount of the Outstanding Notes) specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary, under Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

                 (5) the commencement by the Company or any subsidiary of a voluntary case under Federal bankruptcy law, as now or hereafter constituted, or any other applicable Federal or State bankruptcy or insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or Subsidiary in furtherance of any such action.

SECTION 502.     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Note Holders of not less than twenty-five percent (25%) in principal amount of the Outstanding Notes may, and the Trustee upon request of the Note Holders of not less than twenty-five percent (25%) in principal amount of the outstanding Notes shall, declare the principal of all the Notes to be due and payable immediately, by notice in writing to the Company (and to the Trustee if given by Note Holders), and upon any such declaration such entire principal amount and all interest shall become immediately due and payable. Collection actions or judicial proceedings may be commenced as set forth in
Section 503.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Note Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                 (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                         (a) all overdue installments of interest on all Notes,

                         (b) the principal of (and premium, if any, on) any
Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes,

                         (c) to the extent that payment of such interest is
lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

                         (d) all sums paid or advanced by the Trustee hereunder
and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and the Holders and their agents and counsel if such Holders have initiated action in accordance with this Section 502; and

                 (2) all Events of Default, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.     COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                 TRUSTEE.

         The Company covenants that if

                 (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of ten (10) days, or

                 (2) default is made in the payment of the principal (or premium, if any) of any Note at its Stated Maturity,

the Company will, subject to the provisions of Article Twelve, upon demand of the Trustee or Note Holders of not less than twenty-five percent (25%) in aggregate principal amount of the Outstanding Notes, pay to the Trustee, for the benefit of all the Note Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium, if any, and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or the Holders as set forth herein, their agents and counsel, as the case may be, whether or not judicial proceedings are commenced.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, or the Holders of not less than twenty-five percent (25%) in principal amount of the Notes Outstanding, on behalf of all Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Note Holders by such appropriate judicial proceedings as the

Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement at any covenant or agreement in this Indenture or in and of the exercise of any power granted herein, or to enforce any other proper remedy. Holders of not less than twenty-five percent (25%) in principal amount of Notes Outstanding, on behalf of all Holders, may initiate such appropriate judicial proceedings in the same manner as the Trustee. The Trustee or the Holders initiating action hereunder, as the case may be, shall be reimbursed for the costs of collection incurred as provided for above in this
Section 503.

SECTION 504.     TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Note Holders allowed in such judicial proceeding, and

                 (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Note Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607 hereof.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.     TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Note Holders of the Notes in respect of which such judgment has been recovered.

SECTION 506.     APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee or the Holders directly pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

         FIRST: to the payment of all amounts due the Trustee under Section 607 hereof;

         SECOND: to the payment of the amounts then due and unpaid for costs of collection, principal, premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, respectively; and

         THIRD: to the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

SECTION 507.     LIMITATION ON SUITS.

                 (1) Prior to the declaration of acceleration provided for in Section 502 hereof, no Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                         (a) such Holder has previously given written notice
to the Trustee of a continuing Event of Default;

                         (b) the Note Holders of not less than twenty-five
percent (25%) in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                         (c) such Note Holders have offered to the Trustee
reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                         (d) the Trustee for thirty (30) days after its
receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                         (e) no direction inconsistent with such written
request has been given to the Trustee during such thirty (30) day period by the Note Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Note Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Note Holders, or to obtain or to seek to obtain priority or preference over any other Note Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Note Holders.

                 (2)     After the declaration of acceleration provided for in
Section 502 hereof, Holders of five percent (5%) or more in principal amount of Outstanding Notes may institute judicial proceedings in respect to such Event of Default which triggers the declaration of acceleration in their own name in the manner provided in Section 503 if the Trustee has not instituted such proceedings within sixty (60) days after such declaration, it being understood that such Holders shall not have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any rights under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

SECTION 508. UNCONDITIONAL RIGHT OF NOTE HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Note on the Stated Maturity thereof (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.     RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding shall have been discontinued or abandoned for any reason or shall have determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Note Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Note Holders shall continue as though no such proceeding had been instituted.

SECTION 510.     RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Note Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.     DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Note Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Note Holders, as the case may be.

SECTION 512.     CONTROL BY NOTE HOLDERS.

         The Holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.     WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, provided that a default in the payment of the principal of, premium, if any, or interest on any Note, or in respect of certain other covenants or provisions hereof cannot be modified or amended except as set forth in Section 902 hereof.

         Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.     UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. The provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Note Holders, holding in the aggregate more than ten percent (10%) in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.     WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601.     CERTAIN DUTIES AND RESPONSIBILITIES.

                 (1)     Except during the continuance of an Event of Default,

                         (a) the Trustee undertakes to perform such duties and
only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (b) in the absence of bad faith on its part, the
Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                 (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                 (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                         (a) this Subsection shall not be construed to limit
the effect of Subsection (1)(a) of this Section;

                         (b) the Trustee shall not be liable for any error of
judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                         (c) the Trustee shall not be liable with respect to
any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                         (d) no provision of this Indenture shall require the
Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability not reasonably assured to it.

                 (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.     NOTICE OF DEFAULTS.

         Within sixty (60) days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Note Holders, as their names and addresses appear in the Note Register, notice of such default hereunder known to a Responsible Officer of Trustee, unless such default shall have been cured or waived, provided that (i) except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Note Holders, and (ii) in the case of any default of the character specified in Section 501(3), no such notice to Note Holders shall be given until at least thirty (30) days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.     CERTAIN RIGHTS OF TRUSTEE.

         Except as otherwise provided in section 601:

                 (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the board of directors of the Company may be sufficiently evidenced by a Company Resolution;

                 (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (4) the Trustee may consult with counsel (who may be counsel to the Company) and the advice of such counsel or any opinion of Counsel shall be full and complete authorization and protection in respect to any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Note Holders pursuant to this Indenture, unless such Note Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; and

                 (6) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document unless requested to do so by the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, provided that if the payment within a reasonable time to the Trustee of the costs, expenses and liabilities likely to be incurred in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.

                 (7) the Trustee shall have no duty to inquire as to the, performance of the Company's covenants in Article Ten hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default, except any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

SECTION 604.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTE.

         The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

SECTION 605.     TRUSTEE MAY HOLD NOTES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to section 612, may otherwise deal with the Company with the same rights it would have it if were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

SECTION 606.     MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.     COMPENSATION AND REIMBURSEMENT.

         The Company agrees

                 (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                 (2) except as otherwise expressly provided for herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                 (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any or interest on Notes.

SECTION 608.     DISQUALIFICATION; CONFLICTING INTERESTS.

                 (1) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 608, then, within ninety (90) days after ascertaining that it has such conflicting interest, and if the default (as defined in Section 608(3)) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such ninety
(90) day period, the Trustee shall either eliminate such conflicting interest or resign in the manner and with the effect hereinafter specified in this Article.

                 (2) In the event that the Trustee shall fail to comply with the provisions of Subsection (1) of this Section, within ten (10) days after the expiration of such ninety (90) day period, the Trustee shall transmit by mail to all Note Holders, as their names and addresses appear in the Note Register, notice of such failure.

                 (3) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if:

                         (a)      the Trustee is trustee under another
indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Notes issued under this Indenture, provided that there shall be excluded from the operation of this paragraph any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                                  (i) this Indenture and such other indenture
or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 306(b) or Section 307(1) of the Trust Indenture Act that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or

                                  (ii) the Company shall have sustained the
burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

                         (b)      the Trustee or any of its directors or
executive officers is an underwriter for the Company;

                         (c)      the Trustee directly or indirectly controls
or is directly or indirectly controlled by or is under direct or Indirect common control with an underwriter for the Company;

                         (d)      the Trustee or any of its directors or
executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity or, subject to the provisions of paragraph (a) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                         (e)      ten percent (10%) or more of the voting
securities of the Trustee is beneficially owned either by the Company or by any director or executive officer thereof, or twenty percent (20%) or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten percent (10%) or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer of any such underwriter, or is beneficially owned, collectively, by any two or more such persons;

                         (f)      the Trustee is the beneficial owner of, or
holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) five percent (5%) or more of the voting securities, or ten percent (10%) or more of any other class of security of the Company not including the Notes issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) ten percent (10%) or more of any class to security of an underwriter for the Company;

                        (g) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), five percent (5%) or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent (10%) or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with the Company;

                        (h) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), ten percent (10%) or more of a class of security of any person who, to the knowledge of the Trustee, owns fifty percent (50%) or more of the voting securities of the Company;

                        (i) the Trustee owns, on the date of default upon the Notes or on any anniversary of such default while the default upon the Notes remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent (25%) or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (f), (g) or (h) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five percent (25%) of such voting securities or twenty-five percent (25%) of any such class of security. Promptly after the date of any such default and annually each succeeding year that the Notes remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Notes when and as the same becomes due and payable, and such failure continues for thirty (30) days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty (30) day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (f), (g) and (h) of this subsection; or

                        (j) except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) of Section 311(b) of the Trust Indenture Act, the Trustee shall be or become a creditor of the Company.

         The specification of percentages in paragraphs (e) to (i) inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentage of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (c) or (g) of this Subsection.

         For the purposes of paragraphs (f), (g) , (h) and (i) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence to indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

                 (4)     For the purposes of this Section:

                         (a) The term "underwriter," when used with reference
to the Company means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                         (b) The term "director" means any director of a
corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

                         (c) The term "person" means an individual, a
corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                         (d) The term "voting security" means any security
presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                         (e) The term "Company" means any obligor upon the
Notes.

                         (f) The term "executive officer" means the president,
vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                         (g) The term "default" shall mean an Event of Default
or an event which with notice or passage of time, or both, would constitute an Event of Default.

                 (5) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                         (a) A specified percentage of the voting securities of
the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                         (b)      A specified percentage of a class of
securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                         (c)      The term "amount," when used in regard to
securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

                         (d)      The term "outstanding" means issued and not
held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition;

                                  (i) securities of an issuer held in a sinking
fund relating to securities of the issuer of the same class;

                                  (ii) securities of an issuer held in a
sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                                  (iii) securities pledged by the issuer
thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                                  (iv) securities held in escrow if placed in
escrow by the issuer thereof, provided, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                         (e)      A security shall be deemed to be of the same
class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges, provided, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609.     TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall (a) be a corporation or trust company organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and (b) have a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                 (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                 (2) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

                 (3) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty
(30) days after the giving of such notice of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (4)     If at any time:

                         (a) the Trustee shall fail to comply with Section
608(1) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six (6) months, or

                         (b) the Trustee shall cease to be eligible under
Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six (6) months, or

                         (c) the Trustee shall become incapable of acting or
shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Company Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six (6) months, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Company Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Note Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed, forthwith upon its acceptance of such appointment, shall become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Note Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide holder of a Note for at least six (6) months, on behalf of himself and all others similarly situated, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (6) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Note Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such Successor Trustee shall be qualified and eligible under this Article.

SECTION 612.     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

SECTION 613.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                 (1) Subject to subsection (2) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three (3) months prior to a default, as defined in Subsection (3) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Notes and the holders of other indenture securities, as defined in Subsection (3) of this Section:

                         (a)    an amount equal to any and all reductions in
the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three (3) month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                         (b)    all property received by the Trustee in respect
of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof or otherwise, after the beginning of such three (3) month period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

                                  (i)    to retain for its own account (A)
payments made on account of any such claim by any Person (other than the Company) who is liable thereon, (B) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (C) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable state law;

                                  (ii)   to realize for its own account upon
any property held by it as security for any such claim, if such property was held prior to the beginning of such three (3) month period;

                                  (iii)  to realize for its own account but
only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three (3) month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (3) of this Section, would occur within three (3) months; or

                                  (iv)   to receive payment on any claim
referred to in paragraph (ii) or (iii), against the release of any property held as security for such claim as provided in paragraph (ii) or (iii), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (ii), (iii) and (iv), property substituted after the beginning of such three (3) month period for property held as security at the time of such substitution, to the extent of the fair value of the property released, shall have the same status as the property released and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Note Holders and the holders of other indenture securities in such manner that the Trustee, the Note Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Note Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion among the Trustee, the Note Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Note Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee which has resigned or been removed after the beginning of such three (3) month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three (3) month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist: (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three (3) month period; and (ii) such receipt of property or reduction of claim occurred within three (3) months after such resignation or removal.

                 (2) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

                         (a)    the ownership or acquisition of securities
issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                         (b)    advances authorized by a receivership or
bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Note Holders at the time and in the manner provided in this Indenture;

                         (c)    disbursements made in the ordinary course of
business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                         (d)    an indebtedness created as a result of services
rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (3) of this Section;

                         (e)    the ownership of stock or other securities of a
corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                         (f)    the acquisition, ownership, acceptance or
negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (3) of this Section.

                 (3)     For the purposes of this Section only:

                         (a)    the term "default" means any failure to make
payment in full of the principal of or interest on any of the Notes or upon the other indenture securities when and as such principal or interest become due and payable;

                         (b)    the term "other indenture securities" means
securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee,

(ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                         (c)    the term "cash transaction" means any
transaction in which full payment for goods or securities sold is made within seven (7) days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                         (d)    the term "self-liquidating paper" means any
draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                         (e)    the term "Company" means any obligor upon the
Notes; and

                         (f)    the term "Federal Bankruptcy Act" means the
Bankruptcy Act or Title 11 of the United States Code.

SECTION 614.     APPOINTMENT OF AUTHENTICATING AGENT.

         At any time when any of the Notes remain outstanding, the Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to
Section 307, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, for the purposes of this section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Note Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein.

         No successor Authenticating Agent shall be appointed unless eligible under the provisions of this section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in lieu of the form of certificate of authentication set forth in Section 204, a certificate of authentication in the following form:

                   "This is one of the Notes described in the within mentioned Indenture."



                                                   As Trustee

                                       By
                                          -------------------------------------

                                                As Authenticating Agent

                                       By
                                          -------------------------------------

                                                Authorized Signature


                                  ARTICLE SEVEN
             NOTE HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.     COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF NOTE HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee:

                 (1) quarterly, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Note Holders as of such Regular Record Date, and

                 (2) at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen
(15) days prior to the time such list is furnished provided, however, that such list need not be furnished if the Trustee is the Note Registrar.

SECTION 702.     PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTE HOLDERS.

                 (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Note Holders contained in the most recent list furnished to the Trustee as provided in Section 701. The Trustee may destroy any list furnished to it as provided in section 701 upon receipt of a new list so furnished.

                 (2) If three or more Note Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other Note Holders with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                         (a) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(1), or

                         (b) inform such applicants as to the approximate number of Note Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(1) and as to the approximate cost of mailing to such Note Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 702(1) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five (5) days after such tender the Trustee shall mail to such applicants and file with the commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Note Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed and, on notice to the Trustee, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Note Holders with reasonable promptness after the entry of such order and the renewal of such applicants respecting their applications.

                 (3) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Note Holders in accordance with Section 702(2), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 702(2).

SECTION 703.     REPORTS BY THE COMPANY.

         The Company shall:

                 (1) File with the Trustee, within fifteen (15) days after the Company is required to file the same with the Commission or to mail the same to its shareholders, copies of the quarterly reports, annual reports and the information, documents and other reports (or copies of such portions of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 12 or 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or to mail to its shareholders pursuant to
Section 14(a) thereof. The Company agrees to make all filings with the Commission required by Section 15(d) of the 1934 Act without regard to the number of holders of record of the Notes.

                 (2) File with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                 (3) Within fifteen (15) days after the date on which the Company is required to file reports with the Commission under the 1934 Act, or within fifteen (15) days after such date would have occurred had the Company been required to file reports under the 1934 Act, the Company shall transmit copies of such reports by mail to all Note Holders, as their names and addresses appear on the Note Register, without cost to such Note Holders.

                 (4) Transmit by mail to all Note Holders, as their names and addresses appear in the Note Register, within thirty (30) days after the filing thereof with the Trustee (unless some other time shall be fixed by the Commission) (a) any annual report filed with the Trustee pursuant to paragraph
(1) of this Section; (b) summaries, including a balance sheet and income statement, of the quarterly reports filed with the Trustee pursuant to paragraph (1) of this Section, provided, however, that, if requested by a Note Holder, the Company shall transmit to such Note Holder, within fifteen (15) days after such request, a copy of the Company's quarterly report as filed with the Commission, and (c) any other information, documents or reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                 (5) File with the Trustee within forty-five (45) days after the end of each of the Company's fiscal quarters a certificate of the Chief Executive Officer and the Controller of the Company stating that the Company is in compliance with Article Ten, setting forth the calculations supporting such certification, where applicable, and attaching the unaudited financial statements of the Company, and file a supplemental certificate to the same effect attaching the audited financial statements of the Company promptly after such statements become available.

                 (6) File with the Trustee, within ninety (90) days after the end of each fiscal year of the Company ending after the date hereof, a certificate of the Chief Executive Officer and controller of the Company as to such person's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace requirement of notice provided under this Indenture.

                 (7) Within one business day after payment of principal and/or interest, the Company shall provide the Trustee with written notice of the amount of principal and/or interest paid and the date of such payment.

SECTION 704.     REPORTS BY TRUSTEE.

                 (1) Within sixty (60) days of September 15 each year commencing with the year 1996, the Trustee shall transmit by mail to all Note Holders, as hereafter provided for, a brief report with respect to the following, provided that no report need be transmitted if no event requiring to be disclosed in the report has occurred:

                         (a)    any change to its eligibility under Section 609
and its qualifications under Section 603, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Section, a written statement to such effect;

                         (b)    the creation of or any material change to a
relationship specified in paragraphs (e) through (f) of subsection (3) of
Section 608;

                         (c)    the character and amount of any advances (and
if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on the trust estate or any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if the unpaid aggregate of such advances does not exceed one-half (1/2) of one percent (1%) of the principal amount of the Notes Outstanding on the date of such report;

                         (d)    the amount, interest rate and maturity date of
all other indebtedness owing by the Company (or by any other obligor on the Notes) to the Trustee in its corporate capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(2)(b), (c), (d) or (f);

                         (e)    any change to the property and funds, if any,
physically in the possession of the Trustee as such on the date of such report;

                         (f)    any additional issue of Notes which the Trustee
has not previously reported; and

                         (g)    any action taken by the Trustee in the
performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

                 (2) The Trustee shall transmit by mail to all Note Holders, as their names and addresses appear in the Note Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (1) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent (10%) or less of the principal amount of the Notes outstanding at such time, such report to be transmitted within ninety (90) days after such time.

                 (3) Reports pursuant to this Section 704 shall be transmitted by mail to all Note Holders, as the names and addresses of such Note Holders appear upon the Note Register.

                 (4) A copy of each such report, at the time of such transmission to Note Holders, shall be filed by the Trustee with each stock exchange or market upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.


                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.     COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or any Subsidiary or convey, transfer or lease its properties and assets substantially as an entirety to the Company or any Subsidiary, unless:

                 (1) in case the Company shall consolidate with or merge into another corporation, trust or entity, the Person formed by such consolidation or into which the Company is merged shall be a trust, corporation or other entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee and counsel to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                 (2) immediately after giving effect to such transaction, and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, with the passage of time or the giving of notice, would become an Event of Default, shall have occurred and be continuing;

                 (3) the Company, or the surviving entity, as the case may be, immediately before and immediately after giving effect to such transaction or series of transactions (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions) shall have a Consolidated Tangible Net Worth equal to or greater than the Consolidated Tangible Net Worth of the Company immediately prior to the transaction; and

                 (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.     SUCCESSOR SUBSTITUTED.

         Upon any consolidation or merger of the Company with or into any other corporation, trust or other entity in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTE HOLDERS.

         Without the consent of any Note Holders, the Company, when authorized by a Company Resolution, and the Trustee, at any time and from time to time may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee for any of the following purposes:

                 (1) to evidence the succession of another trust, corporation or other entity to the Company and the assumption by any such successor of the covenants of the Company herein as set forth in Section 801 and in the Notes; or

                 (2) to add to the covenants of the Company for the benefit of the Note Holders, or to surrender any right or power herein conferred upon the Company; or

                 (3) to evidence and provide for acceptance of appointment of a successor trustee; or

                 (4) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                 (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this paragraph (5) shall not adversely affect the interests of the Note Holders.

SECTION 902.     SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTE HOLDERS.

         With the consent of the Holders of not less than sixty-six and two-thirds percent (66 2/3%) aggregate principal amount of the outstanding Notes, by Act of such Note Holders delivered to the Company and the Trustee, the Company, when authorized by a Company Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Note Holders under this Indenture, provided that without the consent of the Holder of each Outstanding Note affected thereby, no such supplemental indenture shall,

                 (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or any premium payable on the redemption thereof, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
Date), or

                 (2) reduce the percentages in principal amount of the Outstanding Notes, the consent of whose Note Holders is required for any such supplemental indenture, or the consent of whose Note Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                 (3) modify any of the provisions of this Section, Section 513, or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby, or

                 (4) modify any of the provisions of this Indenture relating to the subordination of the Notes in a manner adverse to the Note Holders.

         It shall not be necessary for any Act of Note Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.     EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully, protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under Section 901(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.     EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.     REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

SECTION 906.     EFFECT ON SENIOR DEBT.

         No supplemental indenture shall adversely affect the rights of any holder of Senior Debt under Article Twelve without the consent of such holder.

                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001.    PAYMENT OF PRINCIPAL AND INTEREST.

         The Company will duly and punctually pay the principal of, premium, if any, and interest on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 1002.    MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in Cedar Rapids, Iowa, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location, of such office or agency. Until otherwise designated by the Company in a written notice to the Trustee, and if at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations, provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Cedar Rapids, Iowa, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.    MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

         Whenever the Company shall have one or more Paying Agents, on or prior to each due date of the principal of (and premium, if any) or interest on any Notes, it will deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will;

                 (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest on the Notes; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent. Upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Unless otherwise required by applicable law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust. The holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided that the Trustee or such Paying Agent, before being required to make any such repayment, at the expense of the Company, may cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in Cedar Rapids, Iowa, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.    MAINTENANCE OF CORPORATE EXISTENCE, LICENSING AND RIGHTS.

         Subject to Article Eight hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company and each Subsidiary, and all material rights, certificates, authorities, licenses, permits and approvals of any of them, and shall conduct its business in conformity with the requirements of such rights, certificates, authorities, licenses, permits and approvals provided that the Company shall not be required to preserve any such right, certificate, authority, license or permit if the Board of Directors of the Company shall reasonably and in good faith determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or of its Subsidiaries and that the loss thereof is not disadvantageous in any material respect to the Note Holders.

SECTION 1005.    PAYMENT OF TAXES AND ASSESSMENTS.

         The Company and each of its Subsidiaries will cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or any Subsidiary or upon the income or profits of the Company or any Subsidiary or upon property or any part thereof belonging to the Company or any Subsidiary before the same shall be in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof, provided that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves (in the good faith judgment of the Board of Directors of the Company) have been established.

SECTION 1006. MAINTENANCE OF PROPERTIES, INSURANCE; BOOKS AND RECORDS; COMPLIANCE WITH LAW.

                 (1) The Company and each of its Subsidiaries shall maintain insurance in such amounts and covering such risks as are usually and customarily carried with respect to similar facilities according to their respective locations.

                 (2) The Company and each of its Subsidiaries shall cause all its properties (including leased properties) used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this subsection (2) shall prevent the Company or any Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Note Holders.

                 (3) The Company and each of its Subsidiaries shall keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary, in accordance with GAAP consistently applied to the Company and its Subsidiary taken as a whole.

                 (4) The Company and each of its Subsidiaries shall comply with all statutes, laws, ordinances, or government rules and regulations, including rules, regulations and orders of governmental agencies, decrees, orders, injunctions, writs to which it is subject, noncompliance with which would adversely affect the business, prospects, earnings, properties, assets or condition (financial or otherwise) of the Company and its Subsidiary taken as a whole.

SECTION 1007.    LIMITATION ON TRANSACTIONS WITH AFFILIATES.

         The Company shall not, and shall not permit, cause or suffer any Subsidiary of the Company to conduct any business or enter into any transaction or series of transactions with or for the benefit of any Affiliate or any Subsidiary of the Company, or any holder of five percent (5%) or more of any class of capital stock of the Company (each an "Affiliate Transaction"), except in good faith and on terms that are, in the aggregate, no less favorable to the Company or such Subsidiary, as the case may be, than those that could have been obtained in a comparable transaction on an arm's-length basis from a Person not an Affiliate of the Company or such Subsidiary.

SECTION 1008. LIMITATION ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING A SUBSIDIARY/RESTRICTED SUBSIDIARY.

         If the Company or any Subsidiary of the Company, directly or indirectly, creates or otherwise causes or suffers to exist or become effective or enters into any agreement with any person that would cause or create any encumbrance or restriction of any kind on the ability of any Subsidiary of the Company to (a) pay dividends, in cash or otherwise, or make any other distributions on its capital stock or any other interest or participation in, or measured by, its profits owned by the Company or a Subsidiary of the Company,
(b) make any loans or advances to, or pay any Indebtedness owed to, the Company, or any Subsidiary of the Company or (c) transfer any of its properties or assets to the Company to any Subsidiary of the Company, except, in each case, for such encumbrances or restrictions existing under or contemplated by or by reason of
(i) the Notes or this Indenture, (ii) any restrictions existing under agreements in effect on the Issue Date, and (iii) any restrictions existing under any agreement that refinances or replaces an agreement containing a restriction permitted by clause (i) or (ii) above, provided that the terms and conditions of such restrictions are not materially less favorable in the aggregate to the Note Holders than those under or pursuant to the agreement being replaced or the agreement evidencing the Indebtedness being refinanced or replaced, such affected Subsidiary shall be deemed a "Restricted Subsidiary" for purposes of this Agreement.

SECTION 1009.    WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with the covenants set forth in Section 1004 through 1008, inclusive, if before the time for such compliance the Note Holders of at least two-thirds (2/3) in aggregate principal amount of the Outstanding Notes shall, by Act of such Note Holders, either waive such compliance in such instance or generally waive compliance with such covenants, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of such covenant shall remain in full force and effect.

                                 ARTICLE ELEVEN
                               REDEMPTION OF NOTES

SECTION 1101.    OPTIONAL REDEMPTION.

         The Company may, at its option, but no earlier than the first anniversary of the issue date of each Note, redeem the Notes either in whole or in part, from time to time, at the Redemption Price (expressed as a percentage of the principal amount redeemed) set forth below plus interest accrued to the Redemption Date. The Redemption Price for each Series A Note (expressed as a percentage of the principal amount redeemed) shall be 104% if redeemed on or after the first anniversary of the issuance date but before the second anniversary date, 103% if redeemed on or after the second anniversary of the issuance date but before the third anniversary date, 102% if redeemed on or after the third anniversary of the issuance date but before the fourth anniversary date, and 101% if redeemed on or after the fourth anniversary of the issuance date but before maturity. The Redemption Price for each Series B Note (expressed as a percentage of the principal amount redeemed) shall be 107% if redeemed on or after the first anniversary of the issuance date but before the second anniversary date, 106% if redeemed on or after the second anniversary of the issuance date but before the third anniversary date, 105% if redeemed on or after the third anniversary of the issuance date but before the fourth anniversary date, 104% if redeemed on or after the fourth anniversary of the issuance date but before the fifth anniversary date, 103% if redeemed on or after the fifth anniversary of the issuance date but before the sixth anniversary date, 102% if redeemed on or after the sixth anniversary of the issuance date but before the seventh anniversary date, and 101% if redeemed on or after the seventh anniversary of the issuance date but before maturity.

SECTION 1102.    APPLICABILITY OF ARTICLE.

         Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, or any supplement hereto shall be made in accordance with such provisions and this Article, provided that no Redemption shall be made under this Article during any period in which an Event of Default, or an event which, with notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

SECTION 1103.    ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Notes pursuant to Section 1101 shall be evidenced by a Company Resolution. In case of any redemption at the election of the Company of less than all the Notes, at least sixty (60) days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), the Company shall notify the Trustee of such Redemption Date and of the aggregate principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to Section 1104.

SECTION 1104.    SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

         If less than all the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee in inverse order of maturity. If less than all of the Notes within a particular maturity are to be redeemed, the particular Notes to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Notes within a maturity not previously called for redemption, by lot or in any manner deemed by the Trustee to be proper. In case there are Outstanding Notes of a denomination greater than $1,000, for the purpose of determining by lot the portions of Notes to be redeemed, the Trustee may assign numbers to the units of $1,000 represented by such Outstanding Notes, or may draw by lot the portions of such Notes to be redeemed in such other manner as it may determine. The Trustee shall promptly notify the Company in writing of the distinctive numbers of the Notes which, or portions of which, have been selected for redemption, and the principal amount thereof to be redeemed in the case of Notes of a denomination greater than $1,000.

         The Trustee shall promptly notify the Company and any Note Registrar (other than the Company) in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

SECTION 1105.    NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Notes to be redeemed, at the address appearing in the Note Register.

         All notices of redemption shall state:

                 (1) the Redemption Date,

                 (2) the Redemption Price,

                 (3) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed,

                 (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date, and

                 (5) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, upon Company Request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.    DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent in immediately available funds an amount of money sufficient to pay the Redemption Price of all the Notes which are to be redeemed on that date.

SECTION 1107.    NOTES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall become, on the Redemption Date, due and payable at the Redemption Price therein specified, and on and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date, exclusive of installments of interest whose stated maturity is on or prior to the Redemption Date, which shall be payable to the Note Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

SECTION 1108.    NOTES REDEEMED IN PART.

         Any Note which is to be redeemed only in part shall he surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note with service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                 ARTICLE TWELVE
                             SUBORDINATION OF NOTES

SECTION 1201.    AGREEMENT TO SUBORDINATE.

         The Company covenants and agrees, and each Holder of Notes by such Holder's acceptance thereof (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, that the indebtedness represented by the Notes and the payment of the principal of (and premium, if any) and interest on each and all of the Notes is hereby expressly subordinated, and junior to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

SECTION 1202.    DISTRIBUTION OF ASSETS, ETC.

         Upon any distribution of assets of the Company upon any dissolution, winding-up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or upon any acceleration or maturity of the Notes or otherwise:

                 (1) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon, or adequate provisions shall be made for such payment, before the Note Holders are entitled to receive any payment on account of the principal of (or premium, if any) or interest on the Indebtedness evidenced by the Notes; and

                 (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which the Note Holders or the Trustee would be entitled except for the provisions of this Article Twelve shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt which may have been issued, ratably according to the aggregate amounts remaining unpaid on account to the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefore) to the holders of such Senior Debt.

SECTION 1203.    NO PAYMENT TO NOTE HOLDERS IF SENIOR DEBT IS IN DEFAULT.

                 (1) Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any) and interest due thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Debt before any payment is made on account of the principal of (or premium, if any) or interest on the Notes or to acquire any of the Notes.

                 (2) Upon the happening of an event of default with respect to any Senior Debt, as such event of default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, and, if the default is other than default in payment of the principal of (or premium, if any) or interest on such Senior Debt, upon written notice thereof given to the Company and the Trustee by the holder or holders of such Senior Debt or their representative or representatives, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal (or premium, if any) or interest on the Notes or to acquire any of the Notes.

SECTION 1204.    SUBROGATION.

         Subject to the payment in full of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on the Notes shall be paid in full, and, as between the Company, its creditors other than holders of Senior Debt, and the Note Holders, no such payment or distribution made to the holders of Senior Debt by virtue of this Article Twelve which otherwise would have been made to the Holders of the Notes shall be deemed to be a payment by the Company on account of the Senior Debt, it being understood that the provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes, on the one hand, and the holders of Senior Debt, on the other hand.

SECTION 1205.    OBLIGATION OF COMPANY UNCONDITIONAL.

         Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Notes is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the

Holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the Holders of the Notes and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve to the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercises of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee and the Note Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding-up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Trustee or to the Note Holders for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

SECTION 1206.    PAYMENTS ON NOTES PERMITTED.

         Nothing contained in this Article Twelve or elsewhere in this Indenture, or in any of the Notes, shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization proceeding, and except during the continuance of any event of default specified in Section 1203 (not cured or waived), payments at the Stated Maturity of principal of (or premium, if any) or interest on the Notes, or (b) prevent the application by the Trustee or any Paying Agent of any moneys held by the Trustee or such Paying Agent, in trust for the benefit of the Note Holders of Notes as to which notice of redemption shall have been mailed or published at least once prior to the happening of an event of default specified in Section 1203, to the payment of or on account of the principal of (and premium, if any) and interest on such Notes, or (c) prevent the application by the Trustee or any Paying Agent of any moneys deposited prior to the happening of any event of default specified in Section 1203, with the Trustee or such Paying Agent in trust for the purpose of paying a specified installment or installments of interest on the Notes, to the payment of such installments of interest on the Notes.

SECTION 1207.    EFFECTUATION OF SUBORDINATION BY TRUSTEE.

         Each Holder of Notes, by such Holder's acceptance thereof, authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

SECTION 1208.    KNOWLEDGE OF TRUSTEE.

         Notwithstanding the provisions of this Article Twelve or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof, within one business day prior to the relevant payment date, from the Company, any Holder, any Paying Agent or the holder or representative or any class of Senior Debt.

SECTION 1209.    RIGHTS OF HOLDERS OF SENIOR DEBT NOT IMPAIRED.

         No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION 1210.    TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR DEBT.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith pay over or distribute to the Note Holders, to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 1211.    RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

SECTION 1212.    ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

SECTION 1213.    RIGHTS AND OBLIGATIONS SUBJECT TO POWER OF COURT.

         The rights of the holders of Senior Debt and the obligations of the Trustee and the Note Holders set forth in this Article Twelve are subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Debt and the holders thereof with respect to the Notes and the Note Holders thereof by a plan of reorganization under applicable bankruptcy law.

                                ARTICLE THIRTEEN
                         REDEMPTION AT OPTION OF HOLDER
                            IN CERTAIN CIRCUMSTANCES

SECTION 1301.    REDEMPTION OPTION UPON DEATH OF HOLDER.

         Upon the death of any Holder of a Note or Notes, the Company shall be required to redeem at par up to $20,000 principal amount of, together with interest accrued to the Redemption Date on, all or such part (in integral multiples of $1,000) of the Notes held by the deceased Holder of such Notes at the date of such Holder's death, as requested in the manner, and subject to the limitations, set forth below. Redemption of such Notes shall be made within thirty (30) days following the receipt by the Company or the Trustee of the following:

                 (1) a written request for redemption of the Note signed by a duly authorized representative of the deceased Holder, which request shall set forth the name of the deceased Holder, the date of death of the deceased Holder and the principal amount of the Notes to be redeemed;

                 (2) the certificates representing the Notes to be redeemed; and

                 (3) evidence satisfactory to the Trustee and the Company of the death of such deceased Holder and the authority of the representative to the extent as may be required by Trustee.

The Notes held by the deceased Holder shall not be entitled to redemption pursuant to this Section unless each of the following conditions are met:

                         (i)   the Notes to be redeemed have been registered on
the Note Register in the deceased Holder's name since their Date of Issue or for a period of at least six (6) months prior to the date of the deceased Holder's death, whichever is less;

                         (ii)  either the Company or the Trustee has been
notified in writing of the request for redemption within one hundred eighty
(180) days after the date of the deceased Holder's death; and

                         (iii) not more than $100,000 principal amount of Notes
(including those subject to the particular redemption request) have been redeemed from Holders in the past twelve (12) months pursuant to this Section 1301.

         Authorized representatives of a Holder shall include only the following: executors, administrators or other legal representatives of an estate; trustee of a trust; joint owners of Notes owned in joint tenancy or tenancy by the entirety; custodians; conservators; guardians; attorneys-in-fact; and other persons generally recognized as having legal authority to act on behalf of another.

         For purposes of this Article Thirteen the death of a person owning a
Note in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the Holder of the Note, and the entire principal amount of the Note so held (up to $20,000) shall be subject to redemption in accordance with the provisions of this Article Thirteen. For purposes of this Article Thirteen, the death of a person owning a Note by tenancy in common shall be deemed the death of a Holder of a Note only with respect to the deceased Holder's interest in the Note so held (up to $20,000) by tenancy in common; except that in the event a Note is held by husband and wife as tenants in common, the death of either shall be deemed the death of the Holder of the Note, and the entire principal amount of the Note so held shall be subject to redemption in accordance with the provisions of this Article Thirteen. A Person who, during his or her lifetime, was entitled to substantially all of the beneficial interest of ownership of a Note will, upon such person's death, be deemed the Holder thereof for purposes of this Article Thirteen, regardless of the registered Holder, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership under the Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife, and trust arrangement where one person has substantially all of the beneficial ownership interest in the Note during his or her lifetime. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Note and the right to receive the proceeds therefrom, as well as interest and principal payment with respect thereto.

SECTION 1302.    REDEMPTION OF NOTES.

         Within thirty (30) days after the receipt of the Company or the Trustee of any request for redemption of the Notes (or any portion thereof) duly made pursuant to section 1301, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to repay the principal amount of all Notes which are to be redeemed, together with interest accrued thereon to the Redemption Date, exclusive of installments of interest with a Stated Maturity on or prior to the Redemption Date, payment of which shall have been made or duly provided for to the registered Holders of the Notes on the relevant Record Dates in accordance with Section 307. The Notes so to be redeemed shall become due and payable on the Redemption Date with respect to each such Note at the amount to be repaid as provided above and from and after the Redemption Date (unless the Company shall default in such repayment) such Note shall cease to bear interest.

         Immediately upon deposit with the Trustee or with a Paying Agent of the amounts as provided above with respect to each Note (or portion thereof), the Company shall cause such Note (or portion thereof) to be repaid. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Note duly requested to be repaid upon surrender shall not be repaid upon the Redemption Date, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

         No premium shall be payable by the Company upon redemptions of Notes pursuant to this Article Thirteen.

         If all or any portion of the Notes otherwise eligible for redemption under this Article Thirteen are not so repurchased because of the $100,000 limitation of Section 1301, such unredeemed amount shall be subject to redemption in the first month thereafter in which such Notes would then be so eligible.

SECTION 1303.    NOTES REDEEMED IN PART.

         The Company shall execute and the Trustee shall authenticate and deliver, with respect to any Note surrendered pursuant to this Article Thirteen and to be repaid only in part, to the Holder of such Note, without service charge, a new Note or Notes, of any authorized denomination as requested by such holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Note so surrendered and repaid in part. If required by the Company or the Trustee, such Note so surrendered shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the authorized representative of the Holder thereof or his attorney duly authorized in writing.

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       BERTHEL FISHER & COMPANY LEASING, INC.


                                       By /s/ David R. Harvey
                                         ------------------------------------
                                         DAVID R. HARVEY, President

Attest:


  /s/  Leslie D. Smith
---------------------------------
LESLIE D. SMITH, Secretary



                                       FIRSTAR TRUST COMPANY, as Trustee


                                       By /s/  Gene E. Ploeger
                                         ------------------------------------
                                         GENE E. PLOEGER, Its Vice President
Attest:


  /s/  Amy E. Nolde
---------------------------------
AMY E. NOLDE, Assistant Secretary

                                    EXHIBIT 6

                                     CONSENT

       In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  November 30, 2001


                                                U.S. BANK NATIONAL ASSOCIATION



                                                /s/ Lori-Anne Rosenberg
                                                -------------------------------
                                                Lori-Anne Rosenberg
                                                Assistant Vice President

                                    EXHIBIT 7

              Copy of the latest report of condition of the Trustee
                  published pursuant to law or the requirements
                    of its supervising or examining authority.



RI-1.a.1.a           RIAD4011 RE Loans                                        1058015
RI-1.a.1.b           RIAD4024 Ag/Farmer Loans                                   40632
RI-1.a.1.c           RIAD4012 Coml/Indl Loans                                  952096
RI-1.a.1.d.1         RIADB485 Credit Card Loans                                215144
RI-1.a.1.d.2         RIADB486 Other(Sngl Pymt,Instl,Stdnt,Rev Crdt)             24819
RI-1.a.1.e           RIAD4056 Loans to Foreign Govts                               18
RI-1.a.1.f           RIADB487 All Other Loans in Domestic                      109302
RI-1.a.2             RIAD4059 Foreign Loans                                      3171
RI-1.a.3             RIAD4010 Total Interest & Fee Inc                        2603197
RI-1.b               RIAD4065 Inc from Lease Financing Recv                    172870
RI-1.c               RIAD4115 Interest on Balances Due                            434
RI-1.d.1             RIADB488 U.S. Treas Securities/US Gvt Agncy Ob             12475
RI-1.d.2             RIADB489 Mortgage-backed securities                       101684
RI-1.d.3             RIAD4060 All Other Securities                              24290
RI-1.e               RIAD4069 Interest on Trading Assets                         1860
RI-1.f               RIAD4020 Interest on Fed Funds Sold Etc                     9789
RI-1.g               RIAD4518 Other Interest Inc                                10187
RI-1.h               RIAD4107 Total Interest Income                           2936786
RI-2.a.1.a           RIAD4508 Transaction Accounts                               8132
RI-2.a.1.b.1         RIAD0093 Savings Deposits                                 293358
RI-2.a.1.b.2         RIADA517 Int Exp: Time Deposits GREATER THAN OR
                              EQUAL TO $100,000                                136070
RI-2.a.1.b.3         RIADA518 Int Exp: Time Deposits LESS THAN $100,000        251155
RI-2.a.2             RIAD4172 Interest on For Deposits                          53000
RI-2.b               RIAD4180 Fed Funds Purchased Etc                           78750
RI-2.c               RIAD4185 Interest on Demand Notes to US Treasu            300479
RI-2.d               RIAD4200 Interest on Subordinated Notes/Debent             83114
RI-2.e               RIAD4073 Total Interest Expense                          1204058
RI-3                 RIAD4074 Net Interest Income                             1732728
RI-4                 RIAD4230 Provision (Loan/Lease)                           650430
RI-5.a               RIAD4070 Income from Fiduciary Activities                 152147
RI-5.b               RIAD4080 Service Charges on Deposit Accounts              253542
RI-5.c               RIADA220 Trading Revenue                                   19216
RI-5.d               RIADB490 Investment Banking                                11731
RI-5.e               RIADB491 Venture Capital Revenue                               0
RI-5.f               RIADB492 Net Servicing Fees                                    0
RI-5.g               RIADB493 Net Securitization Inc                             3171
RI-5.h               RIADB494 Insurance Comm/Fees                               11560
RI-5.i               RIAD5416 Other non-interest income (RI-5.f.2)              13263
RI-5.j               RIAD5415 Other non-interest income (RI-5.f.2)               1371
RI-5.k               RIADB496 Net Gains (losses) on Other Assets                 2719
RI-5.l               RIADB497 Other Noninterest Inc                            576541
RI-5.m               RIAD4079 Total Noninterest Income                        1045261


                                       -1-


RI-6.a               RIAD3521 Gain/Loss Sec Held to Maturities                      0
RI-6.b               RIAD3196 Gain/Loss Sec Available-for-sale                  44047
RI-7.a               RIAD4135 Salaries and Benefits                            445063
RI-7.b               RIAD4217 Expense on Premises/Fixed Assets                 123372
RI-7.c               RIAD4531 Amortization Exp of Intangible Assets            160458
RI-7.d               RIAD4092 Other Noninterest Expensze                       816412
RI-7.e               RIAD4093 Total Noninterest Expense                       1545305
RI-8                 RIAD4301 Income (loss) Before Income Taxes                626301
RI-9                 RIAD4302 Income Taxes                                     217740
RI-10                RIAD4300 Income (loss) Before Extraordinary               408561
RI-11                RIAD4320 Extraordinary Items Net Of Taxes                      0
RI-12                RIAD4340 Net Income/Loss                                  408561
RI-M.1               RIAD4513 Interest Exp on Exempt After 8/7/86                1667
RI-M.2               RIAD8431 Memoranda: Income Sale Mutuals                    19439
RI-M.3               RIAD4313 Memoranda: Inc. Tax-exempt loans/leases           11160
RI-M.4               RIAD4507 Exempt State/Local Securities                     23429
RI-M.5               RIAD4150 Number of Full-Time Employees                     17432
RI-M.7               RIAD9106 Balance Sheet Restate - Bank's Acq Date             N/A
RI-M.8.a             RIAD8757 Memoranda: Trading Rev - Interest                  9796
RI-M.8.b             RIAD8758 Memoranda: Trading Rev - Foreign Exch              9421
RI-M.8.c             RIAD8759 Memoranda: Trading Rev - Equity/Index                 0
RI-M.8.d             RIAD8760 Memoranda: Trading Rev - Commodity                    0
RI-M.9.a             RIAD8761 Memoranda: Impact - Interest Income               10693
RI-M.9.b             RIAD8762 Memoranda: Impact - Interest Expense               3349
RI-M.9.c             RIAD8763 Memoranda: Impact - Other Allocations              3757
RI-M.10              RIADA251 Memo: Credit losses on derivatives                    0
RI-M.11              RIADA530 Does Bank have Subchapter-S Y/N                      NO
RIA-1                RIAD3217 Total Equity Capital                           10651631
RIA-2                RIADB507 Restate/Changes in Accting Principles                 0
RIA-3                RIADB508 Balance-End of Previous Calendar               10651631
RIA-4                RIAD4340 Net Income/Loss                                  408561
RIA-5                RIADB509 Net-Cap Stock(Sale,Conv,Acq,or Retire)                0
RIA-6                RIADB510 Net-Treasury Stock Transactions                       0
RIA-7                RIAD4356 Changes Incident to Combinations                      0
RIA-8                RIAD4470 LESS: Cash Dividends on Preferred                     0
RIA-9                RIAD4460 LESS: Cash Dividends on Common                  1000000
RIA-10               RIADB511 Other Comprehensive Income                        -1860
RIA-11               RIAD4415 Other Parent H/C Transactions                   -372453
RIA-12               RIAD3210 Total Eq/Cap End of Period                      9685879
RIB(P1)-1.a(a)       RIAD3582 Memo: Charge-offs: Loans sec construc              3171
RIB(P1)-1.a(b)       RIAD3583 Memo: Recoveries: Loans sec construct               349
RIB(P1)-1.b(a)       RIAD3584 Memo: Charge-offs: Loans sec farmland              7354
RIB(P1)-1.b(b)       RIAD3585 Memo: Recoveries: Loans sec farmland                 18
RIB(P1)-1.c.1(a)     RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r              7265
RIB(P1)-1.c.1(b)     RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs              1682
RIB(P1)-1.c.2(a)     RIAD5413 Memo: Charge-offs: Other loans 1-4 rs             36590
RIB(P1)-1.c.2(b)     RIAD5414 Memo: Recoveries: Other loans 1-4 res              6257
RIB(P1)-1.d(a)       RIAD3588 Memo: Charge-offs: Loans sec multifam              1178


                                       -2-


RIB(P1)-1.d(b)       RIAD3589 Memo: Recoveries: Loans sec multifaml               145
RIB(P1)-1.e(a)       RIAD3590 Memo: Charge-offs: Loans sec nonfarm              20572
RIB(P1)-1.e(b)       RIAD3591 Memo: Recoveries: Loans sec nonfarm                5071
RIB(P1)-1.f(a)       RIADB512 Memo: Charge-offs: Foreign                            0
RIB(P1)-1.f(b)       RIADB513 Memo: Recoveries: Foreign                             0
RIB(P1)-2.a(a)       RIAD4653 Loans to US Banks: Charge-Offs                        0
RIB(P1)-2.a(b)       RIAD4663 Loans to US Banks: Recoveries                         0
RIB(P1)-2.b(a)       RIAD4654 Loans to For Banks: Charge-Offs                       0
RIB(P1)-2.b(b)       RIAD4664 Loans to For Banks: Recoveries                        0
RIB(P1)-3(a)         RIAD4655 Ag/Farm Loans: Charge-Offs                        16652
RIB(P1)-3(b)         RIAD4665 Ag/Farm Loans: Recoveries                           247
RIB(P1)-4.a(a)       RIAD4645 Coml/Indl Loans US: Charge-Offs                  408890
RIB(P1)-4.a(b)       RIAD4617 Coml/Indl Loans US: Recoveries                    14721
RIB(P1)-4.b(a)       RIAD4646 Coml/Indl Loans non-US: Charge-Offs                   0
RIB(P1)-4.b(b)       RIAD4618 Coml/Indl Loans  non-US: recoveries                   0
RIB(P1)-5.a(a)       RIADB514 Memo: Charge-Offs: Loans-Credit Cards             71581
RIB(P1)-5.a(b)       RIADB515 Memo:Recoveries: Loans-Credit Cards               12390
RIB(P1)-5.b(a)       RIADB516 Memo:Charge-offs: Loans-Other                     79974
RIB(P1)-5.b(b)       RIADB517 Memo: Recoveries: Loans-Other                     10439
RIB(P1)-6(a)         RIAD4643 Loans to For Govts: Charge-Offs                       0
RIB(P1)-6(b)         RIAD4627 Loans to For Govts: Recoveries                        0
RIB(P1)-7(a)         RIAD4644 Other Loans: Charge-Offs                          20296
RIB(P1)-7(b)         RIAD4628 Other Loans: Recoveries                             635
RIB(P1)-8.a(a)       RIAD4658 Leases US: Charge-Offs                            22979
RIB(P1)-8.a(b)       RIAD4668 Leases US: Recovereies                            12971
RIB(P1)-8.b.(a)      RIAD4659 Leases non-US: Chatge-Offs                            0
RIB(P1)-8.b.(b)      RIAD4669 Leases non-US: Recoveries                             0
RIB(P1)-9(a)         RIAD4635 Total Charge-offs (year-to-date)                 696502
RIB(P1)-9(b)         RIAD4605 Total Recoveries (year-to-date)                   64925
RIB(P1)-M.1(a)       RIAD5409 Memo: Charge-offs: Loans to fin comm.               696
RIB(P1)-M.1(b)       RIAD5410 Memo: Recoveries: Loans to fin commcl                79
RIB(P1)-M.2(a)       RIAD4652 RE Loans: non-US: Charge-Offs                         0
RIB(P1)-M.2(b)       RIAD4662 RE Loans: non-US: Recoveries                          0
RIB(P2)-1            RIADB522 Balance                                          979414
RIB(P2)-2            RIAD4605 Recoveries                                        64925
RIB(P2)-4            RIAD4230 Provision (Loan/Lease)                           650430
RIB(P2)-5            RIAD4815 Adjustments (Loan/Lease)                        -293424
RIB(P2)-6            RIAD3123 Balance - End of Current                         919122
RID-1.a              RIADB523 Int. Inc/International Ops - Gross Inc              N/A
RID-1.b              RIADB524 Int. Inc/International Ops - Gross Exp              N/A
RID-2.               RIADB525 Net Inc Income - International                      N/A
RID-3.a              RIAD4097 Noninterest Intl Income                             N/A
RID-3.b              RIAD4235 Provision for Intl Loan/Lease Losses                N/A
RID-3.c              RIAD4239 Other Intl Nonint Expense                           N/A
RID-3.d              RIAD4843 Net Non-Int Income                                  N/A
RID-4                RIAD4844 Est. Pre-Tax Inc - Intl before cap                  N/A
RID-5                RIAD4845 Adjustment to Pretax Income Etc                     N/A
RID-6                RIAD4846 Est. Pre-Tax Inc - Intl after cap                   N/A


                                       -3-


RID-7                RIAD4797 Intl Income Taxes                                   N/A
RID-8                RIAD4341 Estimated Net Inc - Intl Ops                        N/A
RIE-1.a              RIADC013 Other non-interest income (RI-5.l)                    0
RIE-1.b              RIADC014 Other non-interest income (RI-5.l)                    0
RIE-1.c              RIADC016 Other non-interest income (RI-5.l)                47517
RIE-1.d              RIAD4042 Other non-interest income (RI-5.l)                    0
RIE-1.e              RIADC015 Other non-interest income (RI-5.l)                    0
RIE-1.f              RIAD4461 Other non-interest income (RI-5.l)                55003
RIE-1.g              RIAD4462 Other non-interest income (RI-5.l)                70350
RIE-1.h              RIAD4463 Other non-interest income (RI-5.l)               172375
RIE-2.a              RIADC017 Other non-interest expense (RI-7.d)               60733
RIE-2.b              RIAD0497 Other non-interest expense (RI-7.d)               88502
RIE-2.c              RIAD4136 Other non-interest expense (RI-7.d)                   0
RIE-2.d              RIADC018 Other non-interest expense (RI-7.d)                   0
RIE-2.e              RIAD8403 Other non-interest expense (RI-7.d)                   0
RIE-2.f              RIAD4141 Other non-interest expense (RI-7.d)                   0
RIE-2.g              RIAD4146 Other non-interest expense (RI-7.d)                   0
RIE-2.h              RIAD4464 Other non-interest expense (RI-7.d)              308557
RIE-2.I              RIAD4467 Other non-interest expense (RI-7.d)               83762
RIE-2.j              RIAD4468 Other non-interest expense (RI-7.d)               61012
RIE-3.a.1            RIAD6373 Effect of adopting FAS 133                            0
RIE-3.a.2            RIAD4486 Applicable tax effect (RI-11)                         0
RIE-3.b.1            RIAD4487 Applicable tax effect (RI-11)                         0
RIE-3.b.2            RIAD4488 Applicable tax effect (RI-11)                         0
RIE-3.c.1            RIAD4489 Applicable tax effect (RI-11)                         0
RIE-3.c.2            RIAD4491 Applicable tax effect (RI-11)                         0
RIE-4.a              RIADB526 Restatements Due (RI-A.2)                             0
RIE-4.b              RIADB527 Restatements Due (RI-A.2)                             0
RIE-5.a              RIAD4498 Transactions w/parent (RIA-11)                 -1150000
RIE-5.b              RIAD4499 Transactions w/parent (RIA-11)                   777547
RIE-6.b              RIAD4522 Adjs. to allow for l & l loss (RIB.2.5)          -79145
RIE-7                RIAD4769 RI-E  Other Explanations (Y/N)                        X
RC-1.a               RCFD0081 Cash and Noninterest-bearing Balances           3552227
RC-1.b               RCFD0071 Interest-bearing Balances                          8874
RC-2.a               RCFD1754 Securities Held-to-Maturity                           0
RC-2.b               RCFD1773 Total Avail-for-sale - Fair Value               4731459
RC-3                 RCFD1350 Fed Funds Sold & Secs Purchased                 1058080
RC-4.a               RCFD5369 Loans & leases held for sale                    1200535
RC-4.b               RCFDB528 Loans & leases, net Unearned Inc               61874626
RC-4.c               RCFD3123 LESS: Allowance for Loan and Lease Lo            919122
RC-4.d               RCFDB529 Loans & leases, net Unearned Inc & Allow       60955504
RC-5                 RCFD3545 Total Trading Assets                              94850
RC-6                 RCFD2145 Premises and Fixed Assets                        521845
RC-7                 RCFD2150 Othr Real Estate - Total                          36206
RC-8                 RCFD2130 Investmnts in unconsold subs - Total             646380
RC-9                 RCFD2155 Customers' Liability on Acceptances              138422
RC-10.a              RCFD3163 Goodwill                                        2201918
RC-10.b              RCFD0426 Other intangible assets                         2330267


                                       -4-


RC-11                RCFD2160 Total Other Assets                              2975129
RC-12                RCFD2170 Total Assets                                   80451696
RC-13.a              RCON2200 Deposits: Domestic Offices                     49977854
RC-13.a.1            RCON6631 Domestic Deposits: Noninterest-bearin          16031537
RC-13.a.2            RCON6636 Domestic Deposits: Interest-bearing            33946317
RC-13.b              RCFN2200 Total Deps in Foreign Offices                   2914479
RC-13.b.1            RCFN6631 Foreign Deposits: Noninterest-bearing                 0
RC-13.b.2            RCFN6636 Foreign Deposits: Interest-bearing              2914479
RC-14                RCFD2800 Fed Funds Purchased & Secs Sold                 1342118
RC-15                RCFD3548 Total trading liabilities                         90576
RC-16                RCFD3190 Other borrowed money                           11563493
RC-18                RCFD2920 Bank's Liability on Acceptances                  138422
RC-19                RCFD3200 Subordinated Notes and Debentures               2430442
RC-20                RCFD2930 Total Other Liabilities                         1542375
RC-21                RCFD2948 Total Liabilities                              69999759
RC-22                RCFD3000 Minority Interest in Subsidiaries                766058
RC-23                RCFD3838 Perpetual Preferred Stock & Surplus                   0
RC-24                RCFD3230 Common Stock                                     310004
RC-25                RCFD3839 Surplus                                         6094941
RC-26.a              RCFD3632 Undivided Profits/Capital Reserves              3269387
RC-26.b              RCFDB530 Accumulated other comprehensive Inc               11547
RC-27                RCFDA130 Other equity captial components                       0
RC-28                RCFD3210 Total Equity Capital                            9685879
RC-29                RCFD3300 Total Liabs, Pref. Stck, & Equity Cap          80451696
RC-M.1               RCFD6724 Auditor memo                                        N/A
RCA-1                RCFD0022 Cash - process collect, debits, currency        3431503
RCA-1.a              RCON0020 Cash Items in Process of Collection             2751732
RCA-1.b              RCON0080 Currency and Coin                                677446
RCA-2                RCON0082 Bal Due - Dep Inst (US)                           43391
RCA-2.a              RCFD0083 Due from US Dep'y/Foreign Banks                       0
RCA-2.b              RCFD0085 Due from Other US Dep'y                           44751
RCA-3                RCON0070 Bal Due - Foreign                                 19605
RCA-3.a              RCFD0073 Due from For Branches/US Banks                        0
RCA-3.b              RCFD0074 Due from Other For Banks/Countries                28906
RCA-4(a)             RCFD0090 Due from Fed Rsv Banks - Cons                     55941
RCA-4(b)             RCON0090 Due from Fed Rsv Banks - Domestic                 55941
RCA-5(a)             RCFD0010 Consolidated Bank - Total                       3561101
RCA-5(b)             RCON0010 Domestic Office - Total                         3548115
RCB-1(a)             RCFD0211 Held: Cost: US Treasury Securities                    0
RCB-1(b)             RCFD0213 Held: Value: US Treasury Securities                   0
RCB-1(c)             RCFD1286 Sale: Cost: US Treasury Securities               234058
RCB-1(d)             RCFD1287 Sale: Value: US Treasury Securities              235147
RCB-2.a(a)           RCFD1289 Held: Cost: Obligations US agencies                   0
RCB-2.a(b)           RCFD1290 Held: Value: Obligations US agencies                  0
RCB-2.a(c)           RCFD1291 Sale: Cost: Obligations US agencies              127160
RCB-2.a(d)           RCFD1293 Sale: Value: Obligations US agencies             129409
RCB-2.b(a)           RCFD1294 Held: Cost: Obligations US sponsored                  0
RCB-2.b(b)           RCFD1295 Held: Value: Obligations US sponsored                 0


                                       -5-


RCB-2.b(c)           RCFD1297 Sale: Cost: Obligations US sponsored               2702
RCB-2.b(d)           RCFD1298 Sale: Value: Obligations US sponsored              2787
RCB-3(a)             RCFD8496 Held: Cost: Sec-States/Pol subdiv in US               0
RCB-3(b)             RCFD8497 Held: Value: Sec-States/Pol subdiv in US              0
RCB-3(c)             RCFD8498 Sale: Cost: Sec-States/Pol subdiv in US          289471
RCB-3(d)             RCFD8499 Sale: Value: Sec-States/Pol subdiv in US         290981
RCB-4.a.1(a)         RCFD1698 Held: Cost: Security Guaranteed GNMA                  0
RCB-4.a.1(b)         RCFD1699 Held: Value: Security Guaranteed GNMA                 0
RCB-4.a.1(c)         RCFD1701 Sale: Cost: Security Guaranteed GNMA              51073
RCB-4.a.1(d)         RCFD1702 Sale: Value: Security Guaranteed GNMA             52211
RCB-4.a.2(a)         RCFD1703 Held: Cost: Security Issued FNMA                      0
RCB-4.a.2(b)         RCFD1705 Held: Value: Security Issued FNMA                     0
RCB-4.a.2(c)         RCFD1706 Sale: Cost: Security Issued FNMA                2311012
RCB-4.a.2(d)         RCFD1707 Sale: Value: Security Issued FNMA               2310009
RCB-4.a.3(a)         RCFD1709 Held: Cost: Other Pass-Through Secs                   0
RCB-4.a.3(b)         RCFD1710 Held: Value: Other Pass-Through Secs                  0
RCB-4.a.3(c)         RCFD1711 Sale: Cost: Other Pass-Through Secs                3309
RCB-4.a.3(d)         RCFD1713 Sale: Value: Other Pass-Through Secs               3299
RCB-4.b.1(a)         RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                   0
RCB-4.b.1(b)         RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                  0
RCB-4.b.1(c)         RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.             1696591
RCB-4.b.1(d)         RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.            1697133
RCB-4.b.2(a)         RCFD1718 Held: Cost: Collateralized MBS -FNMA                  0
RCB-4.b.2(b)         RCFD1719 Held: Value: Collateralized MBS -FNMA                 0
RCB-4.b.2(c)         RCFD1731 Sale: Cost: Collateralized MBS -FNMA                  0
RCB-4.b.2(d)         RCFD1732 Sale: Value: Collateralized MBS -FNMA                 0
RCB-4.b.3(a)         RCFD1733 Held: Cost: All Other MBS                             0
RCB-4.b.3(b)         RCFD1734 Held: Value: All Other MBS                            0
RCB-4.b.3(c)         RCFD1735 Sale: Cost: All Other MBS                             0
RCB-4.b.3(d)         RCFD1736 Sale: Value: All Other MBS                            0
RCB-5.a(a)           RCFDB838 Held: Cost: Credit card rec                           0
RCB-5.a(b)           RCFDB839 Held: Value: Credit card rec                          0
RCB-5.a(c)           RCFDB840 Sale: Cost: Credit card rec                           0
RCB-5.a(d)           RCFDB841 Sale: Value: Credit card rec                          0
RCB-5.b(a)           RCFDB842 Held: Cost: Home equity lines                         0
RCB-5.b(b)           RCFDB843 Held: Value: Home equity lines                        0
RCB-5.b(c)           RCFDB844 Sale: Cost: Home equity lines                         0
RCB-5.b(d)           RCFDB845 Sale: Value: Home equity lines                        0
RCB-5.c(a)           RCFDB846 Held: Cost: Automobile Loans                          0
RCB-5.c(b)           RCFDB847 Held: Value: Automobile Loans                         0
RCB-5.c(c)           RCFDB848 Sale: Cost: Automobile Loans                          0
RCB-5.c(d)           RCFDB849 Sale: Value: Automobile Loans                         0
RCB-5.d(a)           RCFDB850 Held: Cost: Other Consumer Loans                      0
RCB-5.d(b)           RCFDB851 Held: Value: Other Consumer Loans                     0
RCB-5.d(c)           RCFDB852 Sale: Cost: Other Consumer Loans                      0
RCB-5.d(d)           RCFDB853 Sale: Value: Other Consumer Loans                     0
RCB-5.e(a)           RCFDB854 Held: Cost: Coml/Indust Loans                         0
RCB-5.e(b)           RCFDB855 Held: Value: Coml/Indust Loans                        0


                                       -6-


RCB-5.e(c)           RCFDB856 Sale: Cost: Coml/Indust Loans                         0
RCB-5.e(d)           RCFDB857 Sale: Value: Coml/Indust Loans                        0
RCB-5.f(a)           RCFDB858 Held: Cost: Other ABS                                 0
RCB-5.f(b)           RCFDB859 Held: Value: Other ABS                                0
RCB-5.f(c)           RCFDB860 Sale: Cost: Other ABS                                 0
RCB-5.f(d)           RCFDB861 Sale: Value: Other ABS                                0
RCB-6.a(a)           RCFD1737 Held: Cost: Other Domestic Debt Sec.                  0
RCB-6.a(b)           RCFD1738 Held: Value: Other Domestic Debt Sec.                 0
RCB-6.a(c)           RCFD1739 Sale: Cost: Other Domestic Debt Sec.               2539
RCB-6.a(d)           RCFD1741 Sale: Value: Other Domestic Debt Sec.              2545
RCB-6.b(a)           RCFD1742 Held: Cost: Foreign Debt Securities                   0
RCB-6.b(b)           RCFD1743 Held: Value: Foreign Debt Securities                  0
RCB-6.b(c)           RCFD1744 Sale: Cost: Foreign Debt Securities                6970
RCB-6.b(d)           RCFD1746 Sale: Value: Foreign Debt Securities               6970
RCB-7(c)             RCFDA510 Sale: Cost: Securities Mutual Funds                 968
RCB-7(d)             RCFDA511 Sale: Value: Securities Mutual Funds                968
RCB-8(a)             RCFD1754 Total Held-to-maturity - Amort Cost                   0
RCB-8(b)             RCFD1771 Total Held-to-maturity - Fair Value                   0
RCB-8(c)             RCFD1772 Total Avail-for-sale - Amort Cost               4725853
RCB-8(d)             RCFD1773 Total Avail-for-sale - Fair Value               4731459
RCB-M.1              RCFD0416 Memoranda: Pledged                              4529536
RCB-M.2.a.1          RCFDA549 Memoranda: Non-Mort Debt LESS THAN 3 MO          170845
RCB-M.2.a.2          RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                  73015
RCB-M.2.a.3          RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                 109726
RCB-M.2.a.4          RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                  83757
RCB-M.2.a.5          RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                227496
RCB-M.2.a.6          RCFDA554 Memoranda: Non-Mort Debt GREATER THAN 15 YRS       3000
RCB-M.2.b.1          RCFDA555 Memoranda: Mort Pass Thru LESS THAN 3 MO          41975
RCB-M.2.b.2          RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                 37297
RCB-M.2.b.3          RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                 20839
RCB-M.2.b.4          RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                  1482
RCB-M.2.b.5          RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS              1357754
RCB-M.2.b.6          RCFDA560 Memoranda: Mort Pass Thru GREATER THAN 15 YRS    906172
RCB-M.2.c.1          RCFDA561 Memoranda: Other Mort-backed LESS THAN 3 YRS          7
RCB-M.2.c.2          RCFDA562 Memoranda: Other Mort-backed GREATER THAN 3
                              YRS                                             1697126
RCB-M.2.d            RCFDA248 Memoranda: Tot Debt LESS THAN 1 YR               346427
RCB-M.3              RCFD1778 Amortized Cost Held Securities Sold                   0
RCB-M.4.a            RCFD8782 Structured Notes - Amortized Cost                   600
RCB-M.4.b            RCFD8783 Structured Notes - Fair Value                       592
RCC(P1)-1            RCFD1410 Loans Sec by Real Estate                       24746908
RCC(P1)-1.a          RCON1415 Construction and Land Development               4456232
RCC(P1)-1.b          RCON1420 Secured by Farmland                              105613
RCC(P1)-1.c.1        RCON1797 Secured by 1-4: Revolving                       2699046
RCC(P1)-1.c.2.a      RCON5367 Secured by 1-4: Other (first liens)             3934353
RCC(P1)-1.c.2.b      RCON5368 Secured by 1-4: Other (junior liens)            4321058
RCC(P1)-1.d          RCON1460 Secured by 5+                                   1087693
RCC(P1)-1.e          RCON1480 Secured by Nonfarm Nonresidential               8142913
RCC(P1)-2.a          RCONB531 Commercial Banks - US                             40420


                                       -7-


RCC(P1)-2.a.1        RCFDB532 US branches/agencies of foreign banks                 0
RCC(P1)-2.a.2        RCFDB533 US branches/agencies of foreign banks             40420
RCC(P1)-2.b(a)       RCFDB534 Other commerc banks in US                         73401
RCC(P1)-2.b(b)       RCONB534 Other deposit inst in US                          73401
RCC(P1)-2.c          RCONB535 Foreign Banks                                     93690
RCC(P1)-2.c1         RCFDB536 Foreign branches of other US banks                    1
RCC(P1)-2.c2         RCFDB537 Other banks in foreign countries                  93689
RCC(P1)-3(a)         RCFD1590 Consolidated  to Farmers                        1067227
RCC(P1)-3(b)         RCON1590 Domestic to Farmers                             1067227
RCC(P1)-4.a(a)       RCFD1763 Consolidated US Coml                           21079751
RCC(P1)-4.a(b)       RCON1763 Domestic US Coml                               21007873
RCC(P1)-4.b(a)       RCFD1764 Consolidated non-US Coml                         125160
RCC(P1)-4.b(b)       RCON1764 Domestic non-US Coml                              46177
RCC(P1)-6.a(a)       RCFDB538 Loans to individuals - CC (Cons)                3293707
RCC(P1)-6.a(b)       RCONB538 Loans to individuals - CC (Dom)                 3293707
RCC(P1)-6.b(a)       RCFDB539 Loans to individuals-Other (Cons)               2322477
RCC(P1)-6.b(b)       RCONB539 Loans to individuals-Other (Dom)                2322477
RCC(P1)-6.c(a)       RCFD2011 Cons Other Consumer (Cons)                      1696442
RCC(P1)-6.c(b)       RCON2011 Cons Other Consumer (Dom)                       1696442
RCC(P1)-7(a)         RCFD2081 Consolidated Loans to For Govts                     150
RCC(P1)-7(b)         RCON2081 Domestic Loans to For Govts                          15
RCC(P1)-8(a)         RCFD2107 Consolidated Obligations US                      973536
RCC(P1)-8(b)         RCON2107 Domestic Obligations US                          973536
RCC(P1)-9            RCFD1563 Consolidated Other                              3657596
RCC(P1)-9.a          RCON1545 Domestic Loans for Securities                    578726
RCC(P1)-9.b          RCON1564 Domestic Other                                  3078870
RCC(P1)-10           RCON2165 Domestic Leases                                 3903578
RCC(P1)-10.a         RCFD2182 Consolidated US Leases                          3902018
RCC(P1)-10.b         RCFD2183 Consolidated For Leases                            2678
RCC(P1)-11(a)        RCFD2123 LESS: Consolidated Unearned Income                    0
RCC(P1)-11(b)        RCON2123 LESS: Domestic Unearned Income                        0
RCC(P1)-12(a)        RCFD2122 Total Loans & Leases (Consolidated)            63075161
RCC(P1)-12(b)        RCON2122 Total Loans & Leases (Domestic)                62923047
RCC(P1)-M.1          RCFD1616 Loans and leases restructured                         0
RCC(P1)-M.2.a.1      RCONA564 Memo: Loans Secd by Real Est LESS THAN 3 MO      480264
RCC(P1)-M.2.a.2      RCONA565 Memo: Loans Secd by Real Est 3-12 MO             293800
RCC(P1)-M.2.a.3      RCONA566 Memo: Loans Secd by Real Est 1-3 YRS             218361
RCC(P1)-M.2.a.4      RCONA567 Memo: Loans Secd by Real Est 3-5 YRS             184003
RCC(P1)-M.2.a.5      RCONA568 Memo: Loans Secd by Real Est 5-15 YRS           1093527
RCC(P1)-M.2.a.6      RCONA569 Memo: Loans Secd by Real Est GREATER THAN 15
                              YRS                                             1616103
RCC(P1)-M.2.b.1      RCFDA570 Memo: Other Loans/Leases LESS THAN 3 MO        35819229
RCC(P1)-M.2.b.2      RCFDA571 Memo: Other Loans/Leases 3-12 MO                2553630
RCC(P1)-M.2.b.3      RCFDA572 Memo: Other Loans/Leases 1-3 YRS                6880946
RCC(P1)-M.2.b.4      RCFDA573 Memo: Other Loans/Leases 3-5 YRS                5595682
RCC(P1)-M.2.b.5      RCFDA574 Memo: Other Loans/Leases 5-15 YRS               6112098
RCC(P1)-M.2.b.6      RCFDA575 Memo: Other Loans/Leases GREATER THAN 15 YRS    1694272
RCC(P1)-M.2.c        RCFDA247 Memo: Tot Remg Loans/Leases LESS THAN 1 YR     15214036
RCC(P1)-M.3          RCFD2746 Loans to fin. comm. real est., constr           1636148


                                       -8-


RCC(P1)-M.4          RCON5370 Adj. rate closed-end loans secured               878834
RCC(P1)-M.5          RCFDB837 Loan secured by real eastate to non-US                0
RCC(P2)-1            RCON6999 YES/NO - RCC01.E & RCC04 GREATER THAN
                              OR EQUAL TO $ 100,000                                NO
RCC(P2)-2.a          RCON5562 Number of Loans RCC01.E                             N/A
RCC(P2)-2.b          RCON5563 Number of Loans RCC04                               N/A
RCC(P2)-3.a(a)       RCON5564 Number of Loans RCC01.E Orig LESS THAN
                              OR EQUAL TO $100K                                  2606
RCC(P2)-3.a(b)       RCON5565 Amount of Loans RCC01.E Orig LESS THAN
                              OR EQUAL TO $100K                                134792
RCC(P2)-3.b(a)       RCON5566 # of Loans RCC01.E $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                        3339
RCC(P2)-3.b(b)       RCON5567 $ of Loans RCC01.E $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                      538430
RCC(P2)-3.c(a)       RCON5568 # of Loans RCC01.E $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $1M                          5106
RCC(P2)-3.c(b)       RCON5569 $ of Loans RCC01.E $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $1M                       2522600
RCC(P2)-4.a(a)       RCON5570 Number of Loans RCC04 Orig LESS THAN
                              OR EQUAL TO $100K                                190382
RCC(P2)-4.a(b)       RCON5571 Amount of Loans RCC04 Orig LESS THAN OR
                              EQUAL TO $100K                                  2275821
RCC(P2)-4.b(a)       RCON5572 # of Loans RCC04 $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                        6452
RCC(P2)-4.b(b)       RCON5573 $ of Loans RCC04 $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                     1014708
RCC(P2)-4.c(a)       RCON5574 # of Loans RCC04 $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $1M                          5860
RCC(P2)-4.c(b)       RCON5575 $ of Loans RCC04 $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $1M                       2929643
RCC(P2)-5            RCON6860 YES/NO - RCC01.B & RCC03 GREATER THAN
                              OR EQUAL TO $100,000                                 NO
RCC(P2)-6.a          RCON5576 Number of Loans RCC01.B                             N/A
RCC(P2)-6.b          RCON5577 Number of Loans RCC03                               N/A
RCC(P2)-7.a(a)       RCON5578 Number of Loans RCC01.B Orig LESS THAN
                              OR EQUAL TO $100K                                   397
RCC(P2)-7.a(b)       RCON5579 Amount of Loans RCC01.B Orig LESS THAN
                              OR EQUAL TO $100K                                 16909
RCC(P2)-7.b(a)       RCON5580 # of Loans RCC01.B $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                         167
RCC(P2)-7.b(b)       RCON5581 $ of Loans RCC01.B $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                       26324
RCC(P2)-7.c(a)       RCON5582 # of Loans RCC01.B $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $500K                          52
RCC(P2)-7.c(b)       RCON5583 $ of Loans RCC01.B $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $500K                       18521
RCC(P2)-8.a(a)       RCON5584 Number of Loans RCC03 - Orig LESS THAN
                              OR EQUAL TO $100K                                  3054
RCC(P2)-8.a(b)       RCON5585 Amount of Loans RCC03 - Orig LESS THAN
                              OR EQUAL TO $100K                                 95451
RCC(P2)-8.b(a)       RCON5586 # of Loans RCC03 - $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                         671
RCC(P2)-8.b(b)       RCON5587 $ of Loans RCC03 - $100K LESS THAN Orig
                              LESS THAN OR EQUAL TO $250K                      107583
RCC(P2)-8.c(a)       RCON5588 # of Loans RCC03 - $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $500K                         398
RCC(P2)-8.c(b)       RCON5589 $ of Loans RCC03 - $250K LESS THAN Orig
                              LESS THAN OR EQUAL TO $500K                      186599
RCD-1                RCON3531 US Treasury securities                                0
RCD-2                RCON3532 US Govt agency obligations                            0
RCD-3                RCON3533 Securities issued by State and Subdiv                 0
RCD-4.a              RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                  0
RCD-4.b              RCON3535 CMOs and REMICs issued by FNMA/FHLMC                  0
RCD-4.c              RCON3536 All other mortgage-backed securities                  0
RCD-5                RCON3537 Other debt securities                                 0
RCD-9                RCON3541 Other trading assets domestic                         0
RCD-10               RCFN3542 Trading assets foreign                                0
RCD-11.a             RCON3543 Gains on rate & contracts domestic                94115
RCD-11.b             RCFN3543 Gains on rate & contracts foreign                   735
RCD-12               RCFD3545 Total Trading Assets                              94850
RCD-13               RCFD3546 Liability for short positions                         0
RCD-14               RCFD3547 Losses on rate & contracts                        90576
RCD-15               RCFD3548 Total trading liabilities                         90576
RCE(P1)-1(a)         RCONB549 Indv, partner, & corp - Transaction            12205309


                                       -9-


RCE(P1)-1(c)         RCONB550 Indv,partner,& corp - Non-Transaction          35510414
RCE(P1)-2(a)         RCON2202 USG Transaction                                    7667
RCE(P1)-2(c)         RCON2520 USG Nontransaction                                 9055
RCE(P1)-3(a)         RCON2203 State/Local Transaction                          521632
RCE(P1)-3(c)         RCON2530 State/Local Nontransaction                      1104743
RCE(P1)-4(a)         RCONB551 Cml banks/Other US - Transaction                 572122
RCE(P1)-4(c)         RCONB552 Cml banks/Other US - Transaction                   6977
RCE(P1)-5(a)         RCON2213 Banks in Foreign Count - Transaction              39909
RCE(P1)-5(c)         RCON2236 Banks in Foreign Count - Nontransaction               0
RCE(P1)-6(a)         RCON2216 For Govt Transaction                                  0
RCE(P1)-6(c)         RCON2377 For Govt Nontransaction                              26
RCE(P1)-7(a)         RCON2215 Total Transaction Accounts                     13346639
RCE(P1)-7(b)         RCON2210 Total Demand Deposits                          11262177
RCE(P1)-7(c)         RCON2385 Total Nontransaction Accounts                  36631215
RCE(P1)-M.1.a        RCON6835 IRA/Keogh                                       1912996
RCE(P1)-M.1.b        RCON2365 Brokered                                        1703164
RCE(P1)-M.1.c.1      RCON2343 Brokered LESS THAN $100K                           1193
RCE(P1)-M.1.c.2      RCON2344 Brokered Participated to LESS THAN $100K         382693
RCE(P1)-M.1.d.1      RCONA243 Matur data:denom LESS THAN 100k,matur LESS
                              THAN OR EQUAL TO 1 yr                              1014
RCE(P1)-M.1.d.2      RCONA244 Matur data:denom GREATER THAN OR EQUAL TO
                              100k,matur LESS THAN OR EQUAL TO 1 yr           1310297
RCE(P1)-M.1.e        RCON5590 Memoranda: Preferred Deposits                       N/A
RCE(P1)-M.2.a.1      RCON6810 MMDAs                                          22717501
RCE(P1)-M.2.a.2      RCON0352 Other Savings                                   1784697
RCE(P1)-M.2.b        RCON6648 Time Deposits LESS THAN OR EQUAL TO $100K       7741430
RCE(P1)-M.2.c        RCON2604 Memoranda: Time Deposits GREATER THAN OR
                              EQUAL TO $100,000                               4387586
RCE(P1)-M.3.a.1      RCONA579 Memo: Time Deps LESS THAN 100K LESS THAN 3 MO   1803097
RCE(P1)-M.3.a.2      RCONA580 Memo: Time Deps LESS THAN 100K 3-12 MO          3796894
RCE(P1)-M.3.a.3      RCONA581 Memo: Time Deps LESS THAN 100K 1-3 YRS          1732680
RCE(P1)-M.3.a.4      RCONA582 Memo: Time Deps LESS THAN 100K GREATER THAN
                              3 YRS                                            408760
RCE(P1)-M.3.b        RCONA241 Memo: Time Deps LESS THAN 100K LESS THAN 1 YR   5599991
RCE(P1)-M.4.a.1      RCONA584 Memo: Time Deps GREATER THAN 100K LESS THAN 3
                              MO                                              2063522
RCE(P1)-M.4.a.2      RCONA585 Memo: Time Deps GREATER THAN 100K 3-12 MO       1481244
RCE(P1)-M.4.a.3      RCONA586 Memo: Time Deps GREATER THAN 100K 1-3 YRS        508241
RCE(P1)-M.4.a.4      RCONA587 Memo: Time Deps GREATER THAN 100K GREATER THAN
                              3 YRS                                            334580
RCE(P1)-M.4.b        RCONA242 Memo: Time Deps GREATER THAN 100K LESS THAN 1
                              YR                                              3544766
RCE(P2)-1            RCFNB553 Deposits: Individual, partner, corp.             815731
RCE(P2)-2            RCFNB554 Deposits: US Banks                              2098748
RCE(P2)-3            RCFN2625 Deposits: Foreign Banks                               0
RCE(P2)-4            RCFN2650 Deposits: Foreign Govts.                              0
RCE(P2)-5            RCFNB555 Deposits: US Govt.,states,political                   0
RCE(P2)-6            RCFN2200 Total Deps in Foreign Offices                   2914479
RCE(P2)-M.1          RCFNA245 Memo:TD with remaining maturity LESS THAN OR
                              EQUAL TO 1 yr                                   815731
RCF-1                RCFDB556 Accrued interest receivable                      414565
RCF-2                RCFD2148 Net Deferred Tax Assets                               0
RCF-3.a              RCFDA519 Interest Only Strip: Mortgage Loans                   0
RCF-3.b              RCFDA520 Interest Only Strip: Other Assets                 31922
RCF-4                RCFD1752 Sale: Cost: Other Equity Securities              359824
RCF-5                RCFD2168 Other Assets                                    2168818


                                      -10-


RCF-5.a              RCFD2166 Other Assets - Line A                                 0
RCF-5.b              RCFDC009 Other Assets - Line B                            580454
RCF-5.c              RCFD1578 Other Assets - Line C                                 0
RCF-5.d              RCFDC010 Other Assets - Line D                                 0
RCF-5.e              RCFD3549 Other Assets - Line E                            717537
RCF-5.f              RCFD3550 Other Assets - Line F                                 0
RCF-5.g              RCFD3551 Other Assets - Line G                                 0
RCF-6                RCFD2160 Total Other Assets                              2975129
RCG-1.a              RCON3645 Expenses Accrued and Unpaid on deposi            219191
RCG-1.b              RCFD3646 Other Expenses Accrued and Unpaid                578247
RCG-2.               RCFD3049 Net Deferred Tax Liabilities                     109229
RCG-3                RCFDB557 Allowance for credit losses                           0
RCG-4.               RCFD2938 Other Liabilities                                635708
RCG-4.a              RCFD3066 Other Liabilities - Line A                            0
RCG-4.b              RCFDC011 Other Liabilities - Line B                            0
RCG-4.c              RCFD2932 Other Liabilities - Line C                            0
RCG-4.d              RCFDC012 Other Liabilities - Line D                            0
RCG-4.e              RCFD3552 Other Liabilities - Line E                       338384
RCG-4.f              RCFD3553 Other Liabilities - Line F                            0
RCG-4.g              RCFD3554 Other Liabilities - Line G                            0
RCG-5.               RCFD2930 Total Other Liabilities                         1542375
RCH-1                RCON2155 Customers' Liability on Acceptances              138422
RCH-2                RCON2920 Bank's Liability on Acceptances                  138422
RCH-3                RCON1350 Fed Funds Sold                                  1058080
RCH-4                RCON2800 Fed Funds Purchased                             1342118
RCH-5                RCON3190 Other Borrowed Money                           11563493
RCH-6                RCON2163 Net Due from Own For Offices                        N/A
RCH-7                RCON2941 Net Due to Own For Offices                      2823412
RCH-8                RCON2192 Total Assets                                   76581379
RCH-9                RCON3129 Total Liabilities                              63306030
RCH-10               RCON1039 US Treasury Securities                           234058
RCH-11               RCON1041 US Government agency obligations                 129862
RCH-12               RCON1042 Securities issued by states in the US            289471
RCH-13.a.1           RCON1043 MBS: Pass-Through: FNMA/FHLMC/GNMA              2362085
RCH-13.a.2           RCON1044 MBS: Pass-Through: Other Pass-Through              3309
RCH-13.b.1           RCON1209 MBS: Other MBS: FNMA/FHLMC/GNMA                 1696591
RCH-13.b.2           RCON1280 MBS: Other MBS: All Other MBS                         0
RCH-14               RCON1281 Other Domestic Debt Securities                     2539
RCH-15               RCON1282 Foreign Debt Securities                            6970
RCH-16               RCONA510 Equity Securities: Mutual Fund/Eq Sec               968
RCH-17               RCON1374 Total Securities Held and Sale                  4725853
RCH-18               RCON1752 Equity Securities: All others                    359824
RCI-1                RCFN2133 Total IBF Assets                                    N/A
RCI-2                RCFN2898 Total IBF Liabilities                               N/A
RCK-1                RCFD3381 Interest-bearing Balances                       1097726
RCK-2                RCFDB558 US-Treasury securities/agency oblig              386123
RCK-3                RCFDB559 Mortgage-backed securities                      3900629
RCK-4                RCFDB560 All other securities                             908748


                                      -11-


RCK-5                RCFD3365 Fed Funds Sold                                   529487
RCK-6.a.1            RCON3360 Total Loans                                    58845283
RCK-6.a.2            RCON3385 RE Loans                                       24356870
RCK-6.a.3            RCON3386 Agricultural & Farm Loans                       1075640
RCK-6.a.4            RCON3387 Commercial/Industrial Loans                    23758524
RCK-6.a.5.a          RCONB561 Indv. Loans-Credit cards                        3131545
RCK-6.a.5.b          RCONB562 Indv. Loans-Other                               3903535
RCK-6.b              RCFN3360 Foreign Office Loans                             167942
RCK-7                RCFD3401 Assets Held in Trading Accounts                  107491
RCK-8                RCFD3484 Lease Fin'g Receivables                         3814596
RCK-9                RCFD3368 Total Assets                                   82484973
RCK-10               RCON3485 Domestic Transaction Accounts                   1089085
RCK-11.a             RCONB563 Savings Deposits                               27509086
RCK-11.c             RCONA514 Time Deposits GREATER THAN OR EQUAL TO
                              $100,000                                        6773105
RCK-11.d             RCONA529 Time Deposits LESS THAN $100,000                8401568
RCK-12               RCFN3404 Interest-bearing Deposits in For Offi           2046693
RCK-13               RCFD3353 Fed Funds Purchased                             1992636
RCK-14               RCFD3355 Other Borrowed Money                           10704180
RCL-1.a              RCFD3814 Unused Commits: Revolv Lines Secured            3062352
RCL-1.b              RCFD3815 Unused Commits: Credit Card Lines              32544365
RCL-1.c.1            RCFD3816 Unused Commits: Fund loans secured              3103763
RCL-1.c.2            RCFD6550 Unused Commits: Fund loans not secure           1221792
RCL-1.d              RCFD3817 Unused Commits: Securities Underwrit                  0
RCL-1.e              RCFD3818 Unused Commits: Other Unused Commits           24382449
RCL-2                RCFD3819 Fincl Standby Letters of Credit                 3763550
RCL-2.a              RCFD3820 Amount Fincl Standby Letters Conveyed            285193
RCL-3.               RCFD3821 Perfm Standby Letters of Credit                  325832
RCL-3.a              RCFD3822 Amount Perfm Standby Letters Conveyed             10546
RCL-4                RCFD3411 Commercl & Similar Letters of Credit             334196
RCL-5                RCFD3428 Participations in Acceptncs Conveyed              13390
RCL-6                RCFD3433 Securities Lent                                 1059498
RCL-7.a              RCFDA534 Credit Derivatives: Guarantor                         0
RCL-7.b              RCFDA535 Credit Derivatives: Beneficiary                       0
RCL-8                RCFD8765 Spot Foreign Exchange Contracts                  366633
RCL-9                RCFD3430 All Other Off-Balance Sheet Liabs                     0
RCL-9.a              RCFD3432 Other Off-Balance Sheet Liabilities-A                 0
RCL-9.b              RCFD3434 Other Off-Balance Sheet Liabilities-B                 0
RCL-9.c              RCFD3555 Other Off-Balance Sheet Liabilities-C                 0
RCL-9.d              RCFD3556 Other Off-Balance Sheet Liabilities-D                 0
RCL-9.e              RCFD3557 Other Off-Balance Sheet Liabilities-E                 0
RCL-10               RCFD5591 All Other Off-Balance Sheet Assets                    0
RCL-10.a             RCFD3435 Other Off-Balance Sheet Assets - A                    0
RCL-10.b             RCFD5592 Other Off-Balance Sheet Assets - B                    0
RCL-10.c             RCFD5593 Other Off-Balance Sheet Assets - C                    0
RCL-10.d             RCFD5594 Other Off-Balance Sheet Assets - D                    0
RCL-10.e             RCFD5595 Other Off-Balance Sheet Assets - E                    0
RCL-11.a(a)          RCFD8693 Int Rate Contracts - Gross Futures                    0
RCL-11.a(b)          RCFD8694 Forgn Exch Contracts - Gross Futures                  0


                                      -12-


RCL-11.a(c)          RCFD8695 Equity Contracts - Gross Futures                      0
RCL-11.a(d)          RCFD8696 Commodity Contracts - Gross Futures                   0
RCL-11.b(a)          RCFD8697 Int Rate Contracts - Gross Forwards                   0
RCL-11.b(b)          RCFD8698 Forgn Exch Contracts - Gross Forwards           2383522
RCL-11.b(c)          RCFD8699 Equity Contracts - Gross Forwards                     0
RCL-11.b(d)          RCFD8700 Commodity Contracts - Gross Forwards                  0
RCL-11.c.1(a)        RCFD8701 Int Rate Contracts - Exchg Trad Wrttn                 0
RCL-11.c.1(b)        RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt                 0
RCL-11.c.1(c)        RCFD8703 Equity Contracts - Exchg Trad Written                 0
RCL-11.c.1(d)        RCFD8704 Commodity Contracts - Exchg Trad Wrtn                 0
RCL-11.c.2(a)        RCFD8705 Int Rate Contracts - Exchg Trad Purch                 0
RCL-11.c.2(b)        RCFD8706 Forgn Exch Contracts - Exchg Trad Pur                 0
RCL-11.c.2(c)        RCFD8707 Equity Contracts - Exchg Trad Purchas                 0
RCL-11.c.2(d)        RCFD8708 Commodity Contracts - Exchg Trade Pur                 0
RCL-11.d.1(a)        RCFD8709 Int Rate Contracts - OTC Written Optn            370483
RCL-11.d.1(b)        RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns              3000
RCL-11.d.1(c)        RCFD8711 Equity Contracts - OTC Written Option                 0
RCL-11.d.1(d)        RCFD8712 Commodity Contracts - OTC Written Opt                 0
RCL-11.d.2(a)        RCFD8713 Int Rate Contracts - OTC Purchased Op            370483
RCL-11.d.2(b)        RCFD8714 Forgn Exch Contracts - OTC Purchased               3000
RCL-11.d.2(c)        RCFD8715 Equity Contracts - OTC Purchased Optn                 0
RCL-11.d.2(d)        RCFD8716 Commodity Contracts - OTC Purch Optn                  0
RCL-11.e(a)          RCFD3450 Int Rate Contracts - Gross Swaps               10999428
RCL-11.e(b)          RCFD3826 Forgn Exch Contracts - Gross Swaps                    0
RCL-11.e(c)          RCFD8719 Equity Contracts - Gross Swaps                     4740
RCL-11.e(d)          RCFD8720 Commodity Contracts - Gross Swaps                     0
RCL-12(a)            RCFDA126 Int Rate Contracts - Gross Held Trade           3694595
RCL-12(b)            RCFDA127 Forgn Exch Contracts - Gross Held Trd           2389522
RCL-12(c)            RCFD8723 Equity Contracts - Gross Held Trading                 0
RCL-12(d)            RCFD8724 Commodity Contracts - Gross Held Trad                 0
RCL-13(a)            RCFD8725 Int Rate Contracts - Marked to Market           8045800
RCL-13(b)            RCFD8726 Forgn Exch Contracts - Marked to Mrkt                 0
RCL-13(c)            RCFD8727 Equity Contracts - Marked to Market                4740
RCL-13(d)            RCFD8728 Commodity  Contracts - Marked to Mrkt                 0
RCL-13.a(a)          RCFDA589 Int Rate Contracts - Bank Pays Fixed                  0
RCL-14.a.1(a)        RCFD8733 Int Rate Contracts Held - Pos Values              22532
RCL-14.a.1(b)        RCFD8734 Forgn Exch Contracts Held - Pos Value             72046
RCL-14.a.1(c)        RCFD8735 Equity Contracts Held - Pos Values                  690
RCL-14.a.1(d)        RCFD8736 Commodity Contracts Held - Pos Value                  0
RCL-14.a.2(a)        RCFD8737 Int Rate Contracts Held - Neg Values              20834
RCL-14.a.2(b)        RCFD8738 Forgn Exch Contracts Held - Neg Value             69551
RCL-14.a.2(c)        RCFD8739 Equity Contracts Held - Neg Values                  690
RCL-14.a.2(d)        RCFD8740 Commodity Contracts Held - Neg Value                  0
RCL-14.b.1(a)        RCFD8741 Int Rate Contracts Markd- Pos Values              72552
RCL-14.b.1(b)        RCFD8742 Forgn Exch Contracts Markd- Pos Value                 0
RCL-14.b.1(c)        RCFD8743 Equity Contracts Markd- Pos Values                    0
RCL-14.b.1(d)        RCFD8744 Commodity Contracts Markd- Pos Value                  0
RCL-14.b.2(a)        RCFD8745 Int Rate Contracts Markd- Neg Values              40081


                                      -13-


RCL-14.b.2(b)        RCFD8746 Forgn Exch Contracts Markd- Neg Value                 0
RCL-14.b.2(c)        RCFD8747 Equity Contracts Markd- Neg Values                    0
RCL-14.b.2(d)        RCFD8748 Commodity Contracts Markd- Neg Value                  0
RCM-1.a              RCFD6164 Credit to Executives/Principals                     588
RCM-1.b              RCFD6165 Number of Execs Who Borrowed $500K/5%                 0
RCM-2.a              RCFD3164 Mtge Servicing Rights                                 0
RCM-2.a.1            RCFDA590 Mort Serv Rights - Est Fair Value                     0
RCM-2.b              RCFDB026 Other intangible - Purch cc rels                  53852
RCM-2.c              RCFD5507 Other Intangible - All Other                    2276415
RCM-2.d              RCFD0426 Other Intangible - Total                        2330267
RCM-3.a              RCFD5372 Othr Real Estate - Direct & Indirect                  0
RCM-3.b.1            RCON5508 Othr Real Estate - All other Real Est                44
RCM-3.b.2            RCON5509 Othr Real Estate - Farmland                       17386
RCM-3.b.3            RCON5510 Othr Real Estate - 1-4 Family Residnt             15853
RCM-3.b.4            RCON5511 Othr Real Estate - Multifamily Resid                  0
RCM-3.b.5            RCON5512 Othr Real Estate - Nonfarm Nonresiden              2923
RCM-3.b.6            RCFN5513 Othr Real Estate - In Foreign Offices                 0
RCM-3.c              RCFD2150 Othr Real Estate - Total                          36206
RCM-4.a              RCFD5374 Inves - Direct & Indirect invest R/E                  0
RCM-4.b              RCFD5375 Inves - All othr invest unconsol subs            646380
RCM-4.c              RCFD2130 Investmnts in unconsold subs - Total             646380
RCM-5.a.1            RCFD2651 FHLB advance -maturity LESS THAN 1 year         1405406
RCM-5.a.2            RCFDB565 FHLB advance -maturity 1 to 3 years             1034346
RCM-5.a.3            RCFDB566 FHLB advance -maturity GREATER THAN 3 years      681140
RCM-5.b.1            RCFDB571 Other borrowings -maturity LESS THAN 1 year     4733034
RCM-5.b.2            RCFDB567 Other borrowings -maturity 1 to 3 years         2592470
RCM-5.b.3            RCFDB568 Other borrowings -maturity GREATER THAN 3
                              years                                           1117097
RCM-5.c              RCFD3190 Other Borrowed Money - Total                   11563493
RCM-6                RCFDB569 Sell prvt party mutual funds/annuit?Y/N             YES
RCM-7                RCFDB570 Assets - mutual funds/annuities                52297774
RCN-1.a(a)           RCON2759 Secured Loans - Const: 30-89 Days                 63167
RCN-1.a(b)           RCON2769 Secured Loans - Const: 90+ Days                    5164
RCN-1.a(c)           RCON3492 Secured Loans - Const: Nonaccrual                 31148
RCN-1.b(a)           RCON3493 Secured Loans - Farmland: 30-89 Days               1784
RCN-1.b(b)           RCON3494 Secured Loans - Farmland: 90+ Days                   28
RCN-1.b(c)           RCON3495 Secured Loans - Farmland: Nonaccrual               2812
RCN-1.c.1(a)         RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days              31583
RCN-1.c.1(b)         RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                 8894
RCN-1.c.1(c)         RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual               2993
RCN-1.c.2(a)         RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days             144285
RCN-1.c.2(b)         RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                44682
RCN-1.c.2(c)         RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual              48295
RCN-1.d(a)           RCON3499 Secured Loans - Multifam: 30-89 Days               1846
RCN-1.d(b)           RCON3500 Secured Loans - Multifam: 90+ Days                  217
RCN-1.d(c)           RCON3501 Secured Loans - Multifam: Nonaccrual                  0
RCN-1.e(a)           RCON3502 Secured Loans - Non Farm: 30-89 Days              53454
RCN-1.e(b)           RCON3503 Secured Loans - Non Farm: 90+ Days                 4643
RCN-1.e(c)           RCON3504 Secured Loans - Non Farm: Nonaccrual              47575


                                      -14-


RCN-1.f(a)           RCFNB572 Secured Loans - Foreign: 30-89 Days                   0
RCN-1.f(b)           RCFNB573 Secured Loans - Foreign: 90+ Days                     0
RCN-1.f(c)           RCFNB574 Secured Loans - Foreign: Nonaccrual                   0
RCN-2.a(a)           RCFD5377 Loans US Deps: US Banks: 30-89 Days                   0
RCN-2.a(b)           RCFD5378 Loans US Deps: US Banks: 90+ Days                     0
RCN-2.a(c)           RCFD5379 Loans US Deps: US Banks: Nonaccrual                   0
RCN-2.b(a)           RCFD5380 Loans US Deps: Foreign: 30-89 Days                    0
RCN-2.b(b)           RCFD5381 Loans US Deps: Foreign: 90+ Days                      0
RCN-2.b(c)           RCFD5382 Loans US Deps: Foreign: Nonaccrual                    0
RCN-3(a)             RCFD1594 Ag US: 30-89 Days                                 30120
RCN-3(b)             RCFD1597 Ag US: 90+ Days                                     268
RCN-3(c)             RCFD1583 Ag US: Nonaccrual                                 57988
RCN-4.a(a)           RCFD1251 Coml/Indl US: 30-89 Days                         303712
RCN-4.a(b)           RCFD1252 Coml/Indl US: 90+ Days                            19881
RCN-4.a(c)           RCFD1253 Coml/Indl US: Nonaccrual                         281911
RCN-4.b(a)           RCFD1254 Coml/Indl non-US: 30-89 Days                       1867
RCN-4.b(b)           RCFD1255 Coml/Indl non-US: 90+ Days                          146
RCN-4.b(c)           RCFD1256 Coml/Indl non-US: Nonaccrual                          0
RCN-5.a(a)           RCFDB575 Indv. Loans-Credit cards: 30-89 Days              64691
RCN-5.a(b)           RCFDB576 Indv. Loans-Credit cards: 90+ Days                56913
RCN-5.a(c)           RCFDB577 Indv. Loans-Credit cards: Nonaccrual                  0
RCN-5.b(a)           RCFDB578 Indv. Loans-Other: 30-89 Days                    108221
RCN-5.b(b)           RCFDB579 Indv. Loans-Other: 90+ Days                       43461
RCN-5.b(c)           RCFDB580 Indv. Loans-Other: Nonaccrual                       785
RCN-6(a)             RCFD5389 Foreign: 30-89 Days                                   0
RCN-6(b)             RCFD5390 Foreign: 90+ Days                                     0
RCN-6(c)             RCFD5391 Foreign: Nonaccrual                                   0
RCN-7(a)             RCFD5459 Other: 30-89 Days                                 62407
RCN-7(b)             RCFD5460 Other: 90+ Days                                     166
RCN-7(c)             RCFD5461 Other: Nonaccrual                                  3921
RCN-8.a(a)           RCFD1257 Leases US: 30-89 Days                            123599
RCN-8.a(b)           RCFD1258 Leases US: 90+ Days                                1243
RCN-8.a(c)           RCFD1259 Leases US: Nonacrual                              55819
RCN-8.b(a)           RCFD1271 Leases non-US: 30-89 Days                           162
RCN-8.b(b)           RCFD1272 Leases non-US: 90+ Days                               0
RCN-8.b(c)           RCFD1791 Leases non-US: Nonaccrual                             0
RCN-9(a)             RCFD3505 Debt Securities: 30-89 Days                           0
RCN-9(b)             RCFD3506 Debt Securities: 90+ Days                             0
RCN-9(c)             RCFD3507 Debt Securities: Nonaccrual                           0
RCN-10(a)            RCFD5612 Loans/Leases US Guaranteed-30-89 Days              9756
RCN-10(b)            RCFD5613 Loans/Leases US Guaranteed- 90+ Days                944
RCN-10(c)            RCFD5614 Loans/Leases US Guaranteed-Nonaccrual             21518
RCN-10.a(a)          RCFD5615 Loans/Leases Guaranteed: 30-89 Days                9058
RCN-10.a(b)          RCFD5616 Loans/Leases Guaranteed: 30-89 Days                 873
RCN-10.a(c)          RCFD5617 Loans/Leases Guaranteed: 30-89 Days               15946
RCN-M.1(a)           RCFD1658 Restruc'd Loans: 30-89 Days                           0
RCN-M.1(b)           RCFD1659 Restruc'd Loans: 90+ Days                             0
RCN-M.1(c)           RCFD1661 restruc'd Loans: Nonaccrual                           0


                                      -15-


RCN-M.2(a)           RCFD6558 Comm Real Estate Loans: 30-89 Days                26643
RCN-M.2(b)           RCFD6559 Comm Real Estate Loans: 90+ Days                     10
RCN-M.2(c)           RCFD6560 Comm Real Estate Loans: Nonaccrual                 1578
RCN-M.3(a)           RCFD1248 RE non-US: 30-89 Days                                 0
RCN-M.3(b)           RCFD1249 RE non-US: 90+ Days                                   0
RCN-M.3(c)           RCFD1250 RE non-US: Nonaccrual                                 0
RCN-M.5(a)           RCFD3529 Rate/Contract: Replacement:30-89 Days                 0
RCN-M.5(b)           RCFD3530 Rate/Contract: Replacement: 90+ Days                  0
RCO-1.a              RCON0030 Unposted Debits                                       0
RCO-1.b.1            RCON0031 Unposted Debits: Demand                             N/A
RCO-1.b.2            RCON0032 Unposted Debits: Time/Savings                       N/A
RCO-2.a              RCON3510 Unposted Credits                                      0
RCO-2.b.1            RCON3512 Unposted Credits: Demand                            N/A
RCO-2.b.2            RCON3514 Unposted Credits: Time/Savings                      N/A
RCO-3                RCON3520 Uninvested Trust Fund Cash                            0
RCO-4.a              RCON2211 Demand Deposits of Unconsolidaed Subs            210039
RCO-4.b              RCON2351 Time/Savings Deposits of Unconsolida                  0
RCO-4.c              RCON5514 Int accrued/unpaid on deps of con sub                 0
RCO-5.a              RCON2229 Demand Deposits: Insured Branches                     0
RCO-5.b              RCON2383 Time/Savings Deposits: Insured Branc                  0
RCO-5.c              RCON5515 Int accrued/unpaid on deps in ins brc                 0
RCO-6.a              RCON2314 Pass-through Reserve Balances: Demand                 0
RCO-6.b              RCON2315 Pass-through-Reserve Balances: Time/S                 0
RCO-7.a              RCON5516 Unamortized premiums                                  0
RCO-7.b              RCON5517 Unamortized discounts                             14766
RCO-8.a.1            RCONA531 OAKAR: Total Deposits Purchased                       0
RCO-8.a.2            RCONA532 OAKAR: Amt of Purchased Deposits                      0
RCO-8.b              RCONA533 OAKAR: Total Deposits Sold                            0
RCO-10               RCON8432 Deposit Institution Invest. Contracts                 0
RCO-11.a             RCON8785 Reciprocal Demand Bals - Savings Asc.                 0
RCO-11.b             RCONA181 Reciprocal Demand Bals - Foreign Brch                 0
RCO-11.c             RCONA182 Reciprocal Demand Bals - Cash Items                   0
RCO-12.a             RCONA527 Amt of Assets Netted agst Dem Deps                    0
RCO-12.b             RCONA528 Amt of Assets Netted agst Tim/Svg Dep                 0
RCO-M.1.a.1          RCON2702 Amount of Deposit Accounts LESS THAN $100K     27195900
RCO-M.1.a.2          RCON3779 (June Only) Number of Deposit Accts LESS
                              THAN                                            5565919
RCO-M.1.b.1          RCON2710 Amount of Deposit Accounts GREATER THAN
                              $100K                                          22781954
RCO-M.1.b.2          RCON2722 Number of Deposit Accounts GREATER THAN
                              $100K                                             61317
RCO-M.2.a            RCON6861 Yes/No: Bank has a better method/proc                NO
RCO-M.2.b            RCON5597 Uninsured Deposits Amount                           N/A
RCO-M.3              RCONA545 Cert No of consolidated inst.                       N/A
RCR-1                RCFD3210 Total Equity Capital                            9685879
RCR-2                RCFD8434 Unrealized holding gain(loss) secur.               3577
RCR-3                RCFDA221 LESS: loss on avail-for-sale securities               0
RCR-4                RCFD4336 Accm net gains(loss) on cash flow hedges           8555
RCR-5                RCFDB588 LESS: nonqual perpetual preferred stock               0
RCR-6                RCFDB589 Qualifying minority interests                    765058
RCR-7                RCFDB590 LESS:Disallowed goodwill/intangbl assets        4478333


                                      -16-


RCR-8                RCFDB591 LESS:Disallowd svc assets/purchased cca               0
RCR-9                RCFD5610 LESS:Disallowed deferred tax assets                   0
RCR-10               RCFDB592 Other add to(deduct from)Tier 1 capt                  0
RCR-11               RCFD8274 Tier 1 capital                                  5960472
RCR-12               RCFD5306 Qual subord debt/redeem preferred stock         2114000
RCR-13               RCFDB593 Cml perpetual preferred stock                         0
RCR-14               RCFD5310 Allowance for loan/lease losses                  919122
RCR-15               RCFD2221 Unrealized gains on avail-for-sale sec                0
RCR-16               RCFDB594 Other Tier 2 cptl components                       2400
RCR-17               RCFD5311 Tier 2 Capital                                  3035522
RCR-18               RCFD8275 Allowable Tier 2 cptl                           3035522
RCR-19               RCFD1395 Tier 3 cptl allocated for market risk                 0
RCR-20               RCFDB595 LESS: Deductions for ttl risk-based cptl              0
RCR-21               RCFD3792 Total risk-based capital                        8995994
RCR-22               RCFD3368 Avg total assets                               82484973
RCR-23               RCFDB590 LESS:Disallowed goodwill/intangbl assets        4478333
RCR-24               RCFDB591 LESS:Disallowd svc assets/purchased cca               0
RCR-25               RCFD5610 LESS:Disallowed deferred tax assets                   0
RCR-26               RCFDB596 LESS:Other deduct from assets/lev cptl                0
RCR-27               RCFDA224 Avg total assets for leverage cptl             78006640
RCR-28               RCFDB503 Adj to total risk-based cptl reported                 0
RCR-29               RCFDB504 Adj to risk-weighted assets reported                  0
RCR-30               RCFDB505 Adj to avg total assers reported                      0
RCR-31(a)            RCFD7273 Tier 1 leverage ratio-financial subs                N/A
RCR-31(b)            RCFD7204 Tier 1 leverag -All Banks                         7.64%
RCR-32(a)            RCFD7274 T1 risk-based cptl ratio-financial subs             N/A
RCR-32(b)            RCFD7206 T1 risk-based cptl ratio-All banks                7.49%
RCR-33(a)            RCFD7275 Ttl risk-based cptl-financial subs                  N/A
RCR-33(b)            RCFD7205 Ttl risk-based cptl-All banks                    11.31%
RCR-34(a)            RCFD0010 Ttl: Cash & bal due from deposit inst           3561101
RCR-34(c)            RCFDB600 0% Risk Weight: Cash & bal due                   735681
RCR-34(d)            RCFDB601 20% Risk Weight: Cash & bal due                 2825420
RCR-34(f)            RCFDB602 100% Risk Weight: Cash & bal due                      0
RCR-35(a)            RCFD1754 Ttl: Securities Held-to-Maturity                      0
RCR-35(b)            RCFDB603 No Risk-Weighting: Sec Held-to-Maturity               0
RCR-35(c)            RCFDB604 0% Risk Weight: Sec Held-to-Maturity                  0
RCR-35(d)            RCFDB605 20% Risk Weight: Sec Held-to-Maturity                 0
RCR-35(e)            RCFDB606 50% Risk Weight: Sec Held-to-Maturity                 0
RCR-35(f)            RCFDB607 100% Risk Weight: Sec Held-to-Maturity                0
RCR-36(a)            RCFD1773 Ttl: Available-for-sale                         4731459
RCR-36(b)            RCFDB608 No Risk-Weighting: Available-for-sale              5605
RCR-36(c)            RCFDB609 0% Risk Weight: Available-for-sale               412292
RCR-36(d)            RCFDB610 20% Risk Weight: Available-for-sale             4255290
RCR-36(e)            RCFDB611 50% Risk Weight: Available-for-sale               47796
RCR-36(f)            RCFDB612 100% Risk Weight: Available-for-sale              10476
RCR-37(a)            RCFD1350 Ttl: Fed Funds Sold & Secs Purchased            1058080
RCR-37(c)            RCFDB613 0% Risk Weight: Fed Funds Sold & Sec                  0
RCR-37(d)            RCFDB614 20% Risk Weight: Fed Funds Sold & Sec           1058080


                                      -17-


RCR-37(f)            RCFDB616 100% Risk Weight: Fed Funds Sold & Sec                0
RCR-38(a)            RCFD5369 Loans & leases held for sale                    1200535
RCR-38(b)            RCFDB617 No Risk-Weighting:Loans & leases held                 0
RCR-38(c)            RCFDB618 0% Risk Weight: Loans & leases held                   0
RCR-38(d)            RCFDB619 20% Risk Weight: Loans & leases held             362096
RCR-38(e)            RCFDB620 50% Risk Weight: Loans & leases held             746357
RCR-38(f)            RCFDB621 100% Risk Weight: Loans & leases held             92082
RCR-39(a)            RCFDB528 Ttl: Loans & leases,net of unearned Inc        61874626
RCR-39(b)            RCFDB622 No Risk-Weighting:Loans & leases,net                  0
RCR-39(c)            RCFDB623 0% Risk Weight:Loans & leases,net                574198
RCR-39(d)            RCFDB624 20% Risk Weight:Loans & leases,net              1080436
RCR-39(e)            RCFDB625 50% Risk Weight:Loans & leases,net              3076673
RCR-39(f)            RCFDB626 100% Risk Weight:Loans & leases,net            57143319
RCR-40(a)            RCFD3123 LESS:Allow for Ln and Lse Loss-Total             919122
RCR-40(b)            RCFD3123 LESS:Allow for Ln & Lse Loss-No Rsk Wght         919122
RCR-41(a)            RCFD3545 Ttl: Trading assets                               94850
RCR-41(b)            RCFDB627 No Risk-Weighting: Trading assets                 94850
RCR-41(c)            RCFDB628 0% Risk Weight: Trading assets                        0
RCR-41(d)            RCFDB629 20% Risk Weight: Trading assets                       0
RCR-41(e)            RCFDB630 50% Risk Weight: Trading assets                       0
RCR-41(f)            RCFDB631 100% Risk Weight: Trading assets                      0
RCR-42(a)            RCFDB639 Ttl: All other assets                           8850167
RCR-42(b)            RCFDB640 No Risk-Weighting: All other assets             4506638
RCR-42(c)            RCFDB641 0% Risk Weight: All other assets                 206771
RCR-42(d)            RCFDB642 20% Risk Weight: All other assets                807156
RCR-42(e)            RCFDB643 50% Risk Weight: All other assets                  8989
RCR-42(f)            RCFD5339 100% Risk Weight: All other assets              3320613
RCR-43(a)            RCFD2170 Ttl: Total assets                              80451696
RCR-43(b)            RCFDB644 No Risk-Weighting: Total assets                 3687971
RCR-43(c)            RCFD5320 0% Risk Weight: Total assets                    1928942
RCR-43(d)            RCFD5327 20% Risk Weight: Total assets                  10388478
RCR-43(e)            RCFD5334 50% Risk Weight: Total assets                   3879815
RCR-43(f)            RCFD5340 100% Risk Weight: Total assets                 60566490
RCR-44(a)            RCFD3819 Value/Amount: Fncl Stndby Ltrs of Crdt          3763550
RCR-44(b)            RCFDB645 Credit Equiv: Fncl Stndby Ltrs of Crdt          3763550
RCR-44(c)            RCFDB646 0% Risk Weight: Fncl Stndby Ltrs of Crdt              0
RCR-44(d)            RCFDB647 20% Risk Weight:Fncl Stndby Ltrs of Crdt         285193
RCR-44(e)            RCFDB648 50% Risk Weight:Fncl Stndby Ltrs of Crdt              0
RCR-44(f)            RCFDB649 100% Risk Weight:Fncl Stndby Ltr of Crdt        3478357
RCR-45(a)            RCFD3821 Value/Amount: Prf Stndby Ltrs of Crdt            325832
RCR-45(b)            RCFDB650 Credit Equiv: Prf Stndby Ltrs of Crdt            162916
RCR-45(c)            RCFDB651 0% Risk Weight: Prf Stndby Ltrs of Crdt               0
RCR-45(d)            RCFDB652 20% Risk Weight:Prf Stndby Ltrs of Crdt            5273
RCR-45(e)            RCFDB653 50% Risk Weight:Prf Stndby Ltrs of Crdt               0
RCR-45(f)            RCFDB654 100% Risk Weight:Prf Stndby Ltr of Crdt          157643
RCR-46(a)            RCFD3411 Value/Amount: Cml & Similar Ltrs of Crdt         334196
RCR-46(b)            RCFDB655 Credit Equiv: Cml & Similar Ltrs of Crdt          66839
RCR-46(c)            RCFDB656 0% Risk Weight: Cml & Sim Ltrs of Crdt                0


                                      -18-


RCR-46(d)            RCFDB657 20% Risk Weight: Cml & Sim Ltrs of Crdt             919
RCR-46(e)            RCFDB658 50% Risk Weight: Cml & Sim Ltrs of Crdt               0
RCR-46(f)            RCFDB659 100% Risk Weight: Cml & Sim Ltrs of Crdt          65920
RCR-47(a)            RCFD3429 Value/Amount: Prts in Accpt Acquired                  0
RCR-47(b)            RCFDB660 Credit Equiv: Prts in Accpt Acquired                  0
RCR-47(c)            RCFDB661 0% Risk Weight: Prts in Accpt Acquired                0
RCR-47(d)            RCFDB662 20% Risk Weight: Prts in Accpt Acquired               0
RCR-47(f)            RCFDB663 100% Risk Weight: Prts in Accpt Acquired              0
RCR-48(a)            RCFD3433 Value/Amount: Securities lent                   1059498
RCR-48(b)            RCFDB664 Credit Equiv: Securities lent                   1059498
RCR-48(c)            RCFDB665 0% Risk Weight: Securities lent                 1059498
RCR-48(d)            RCFDB666 20% Risk Weight: Securities lent                      0
RCR-48(e)            RCFDB667 50% Risk Weight: Securities lent                      0
RCR-48(f)            RCFDB668 100% Risk Weight: Securities lent                     0
RCR-49(a)            RCFDA250 Value/Amount:Rtnd recse on SB oblig                   0
RCR-49(b)            RCFDB669 Credit Equiv:Rtnd recse on SB oblig                   0
RCR-49(c)            RCFDB670 0% Risk weight:Rtnd recse on SB oblig                 0
RCR-49(d)            RCFDB671 20% Risk weight:Rtnd recse on SB oblig                0
RCR-49(e)            RCFDB672 50% Risk weight:Rtnd recse on SB oblig                0
RCR-49(f)            RCFDB673 100% Risk weight:Rtnd recse on SB oblig               0
RCR-50(a)            RCFD1727 Value/Amount: Rtnd recse on fin assets            28305
RCR-50(b)            RCFD2243 Credit Equiv: Rtnd recse on fin assets           249084
RCR-50(f)            RCFDB674 100% Rsk wght:Rtnd recse on fin assets           249084
RCR-51(a)            RCFDB675 Value/Amount: All other fin assets                19638
RCR-51(b)            RCFDB676 Credit Equiv: All other fin assets                19638
RCR-51(c)            RCFDB677 0% Risk weight: All other fin assets                  0
RCR-51(d)            RCFDB678 20% Risk weight: All other fin assets                 0
RCR-51(e)            RCFDB679 50% Risk weight: All other fin assets             19638
RCR-51(f)            RCFDB680 100% Risk weight: All other fin assets                0
RCR-52(a)            RCFDB681 Value/Amount: All other off-bal liab                  0
RCR-52(b)            RCFDB682 Credit Equiv: All other off-bal liab                  0
RCR-52(c)            RCFDB683 0% Risk Weight: All other off-bal liab                0
RCR-52(d)            RCFDB684 20% Risk Weight: All other off-bal liab               0
RCR-52(e)            RCFDB685 50% Risk Weight: All other off-bal liab               0
RCR-52(f)            RCFDB686 100% Risk Weight: All other off-bal liab              0
RCR-53(a)            RCFD3833 Value/Amount: Unused Commit GREATER THAN 1 yr  23872258
RCR-53(b)            RCFDB687 Credit Equiv: Unused Commit GREATER THAN 1 yr  11936129
RCR-53(c)            RCFDB688 0% Risk Weight: Unused Commit GREATER THAN 1
                              yr                                                    0
RCR-53(d)            RCFDB689 20% Risk Weight: Unused Commit GREATER THAN 1
                              yr                                              1342847
RCR-53(e)            RCFDB690 50% Risk Weight: Unused Commit GREATER THAN 1
                              yr                                                18757
RCR-53(f)            RCFDB691 100% Risk Weight: Unused Commit GREATER THAN 1
                              yr                                             10574525
RCR-54(b)            RCFDA167 Credit Equiv: Derivative contracts               271797
RCR-54(c)            RCFDB693 0% Risk Weight: Derivative contracts                  0
RCR-54(d)            RCFDB694 20% Risk Weight: Derivative contracts            202124
RCR-54(e)            RCFDB695 50% Risk Weight: Derivative contracts             69673
RCR-55(c)            RCFDB696 0% Rsk Wght: Ttl assets,derv, off bal           2988440
RCR-55(d)            RCFDB697 20% Rsk Wght: Ttl assets,derv, off bal         12224834
RCR-55(e)            RCFDB698 50% Rsk Wght: Ttl assets,derv, off bal          3987883


                                      -19-


RCR-55(f)            RCFDB699 100% Rsk Wght: Ttl assets,derv, off bal        75092019
RCR-57(c)            RCFDB700 0% Rsk Wght: Rsk Weighted Assets                      0
RCR-57(d)            RCFDB701 20% Rsk Wght: Rsk Weighted Assets               2444967
RCR-57(e)            RCFDB702 50% Rsk Wght: Rsk Weighted Assets               1993942
RCR-57(f)            RCFDB703 100% Rsk Wght: Rsk Weighted Assets             75092019
RCR-58               RCFD1651 Regulatory capt ratios: Mrkt Risk-equiv               0
RCR-59               RCFDB704 Rsk weighted before deduct for excess          79530928
RCR-60               RCFDA222 Regulatory capt ratios:Excess allownc                 0
RCR-61               RCFD3128 LESS: Allocated Transfer Risk Reserve                 0
RCR-62               RCFDA223 Regulatory capt ratios:Risk-wtd assts          79530928
RCR-M.1              RCFD8764 Credit Exp - Off-Bal Sheet Derivative            146386
RCR-M.2.a(a)         RCFD3809 Derivative Int Rate Contracts LESS THAN 1 YR     808582
RCR-M.2.a(b)         RCFD8766 Derivative Int Rate Contracts 1-5 YRS           8945561
RCR-M.2.a(c)         RCFD8767 Derivative Int Rate Contracts GREATER THAN
                              5 YRS                                           1615768
RCR-M.2.b(a)         RCFD3812 Derivative Fgn Exch Contracts LESS THAN 1 YR    1610870
RCR-M.2.b(b)         RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS            814857
RCR-M.2.b(c)         RCFD8770 Derivative Fgn Exch Contracts GREATER THAN
                              5 YRS                                                 0
RCR-M.2.c(a)         RCFD8771 DerivativeGoldContracts LESS THAN 1 YR                0
RCR-M.2.c(b)         RCFD8772 DerivativeGoldContracts 1-5 YRS                       0
RCR-M.2.c(c)         RCFD8773 DerivativeGoldContracts GREATER THAN 5 YRS            0
RCR-M.2.d(a)         RCFD8774 Derivative P Metals Contracts LESS THAN 1 YR          0
RCR-M.2.d(b)         RCFD8775 Derivative P Metals Contracts 1-5 YRS                 0
RCR-M.2.d(c)         RCFD8776 Derivative P Metals Contracts GREATER THAN 5 YRS      0
RCR-M.2.e(a)         RCFD8777 Derivative Commodity Contrcts LESS THAN 1 YR          0
RCR-M.2.e(b)         RCFD8778 Derivative Commodity Contrcts 1-5 YRS                 0
RCR-M.2.e(c)         RCFD8779 Derivative Commodity Contrcts GREATER THAN 5 YRS      0
RCR-M.2.f(a)         RCFDA000 Derivative Equity Contracts LESS THAN 1 YR            0
RCR-M.2.f(b)         RCFDA001 Derivative Equity Contracts 1-5 YRS                4740
RCR-M.2.f(c)         RCFDA002 Derivative Equity Contracts GREATER THAN 5 YRS        0
RCS-1(a)             RCFDB705 BSA-Outstndng prncpl: 1-4 Res                         0
RCS-1(b)             RCFDB706 BSA-Outstndng prncpl: Hme Equity                      0
RCS-1(c)             RCFDB707 BSA-Outstndng prncpl: C Card Rcv                      0
RCS-1(d)             RCFDB708 BSA-Outstndng prncpl: Auto Loans                 649422
RCS-1(e)             RCFDB709 BSA-Outstndng prncpl: Other Cons                      0
RCS-1(f)             RCFDB710 BSA-Outstndng prncpl: Cml/Indus                       0
RCS-1(g)             RCFDB711 BSA-Outstndng prncpl: All Other                       0
RCS-2.a(a)           RCFDB712 BSA-Max amount(Retained inst):1-4 Res                 0
RCS-2.a(b)           RCFDB713 BSA-Max amount(Retained inst):Hme Equity              0
RCS-2.a(c)           RCFDB714 BSA-Max amount(Retained inst):C Card Rcv              0
RCS-2.a(d)           RCFDB715 BSA-Max amount(Retained inst):Auto Loans          28731
RCS-2.a(e)           RCFDB716 BSA-Max amount(Retained inst):Other Cons              0
RCS-2.a(f)           RCFDB717 BSA-Max amount(Retained inst):Cml/Indus               0
RCS-2.a(g)           RCFDB718 BSA-Max amount(Retained inst):All Other               0
RCS-2.b(a)           RCFDB719 BSA-Max amount(Stndby Lttrs):1-4 Res                  0
RCS-2.b(b)           RCFDB720 BSA-Max amount(Stndby Lttrs):Hme Equity               0
RCS-2.b(c)           RCFDB721 BSA-Max amount(Stndby Lttrs):C Card Rcv               0
RCS-2.b(d)           RCFDB722 BSA-Max amount(Stndby Lttrs):Auto Loans               0
RCS-2.b(e)           RCFDB723 BSA-Max amount(Stndby Lttrs):Other Cons               0


                                      -20-



RCS-2.b(f)           RCFDB724 BSA-Max amount(Stndby Lttrs):Cml/Indus                0
RCS-2.b(g)           RCFDB725 BSA-Max amount(Stndby Lttrs):All Other                0
RCS-3(a)             RCFDB726 BSA-Rpt Bnk's unused commit: 1-4 Res                  0
RCS-3(b)             RCFDB727 BSA-Rpt Bnk's unused commit: Hme Equity               0
RCS-3(c)             RCFDB728 BSA-Rpt Bnk's unused commit: C Card Rcv               0
RCS-3(d)             RCFDB729 BSA-Rpt Bnk's unused commit: Auto Loans               0
RCS-3(e)             RCFDB730 BSA-Rpt Bnk's unused commit: Other Cons               0
RCS-3(f)             RCFDB731 BSA-Rpt Bnk's unused commit: Cml/Indus                0
RCS-3(g)             RCFDB732 BSA-Rpt Bnk's unused commit: All Other                0
RCS-4.a(a)           RCFDB733 BSA-Pst due loans,30-89 days:1-4 Res                  0
RCS-4.a(b)           RCFDB734 BSA-Pst due loans,30-89 days:Hme Equity               0
RCS-4.a(c)           RCFDB735 BSA-Pst due loans,30-89 days:C Card Rcv               0
RCS-4.a(d)           RCFDB736 BSA-Pst due loans,30-89 days:Auto Loans           15972
RCS-4.a(e)           RCFDB737 BSA-Pst due loans,30-89 days:Other Cons               0
RCS-4.a(f)           RCFDB738 BSA-Pst due loans,30-89 days:Cml/Indus                0
RCS-4.a(g)           RCFDB739 BSA-Pst due loans,30-89 days:All Other                0
RCS-4.b(a)           RCFDB740 BSA-Pst due loans,90+ days:1-4 Res                    0
RCS-4.b(b)           RCFDB741 BSA-Pst due loans,90+ days:Hme Equity                 0
RCS-4.b(c)           RCFDB742 BSA-Pst due loans,90+ days:C Card Rcv                 0
RCS-4.b(d)           RCFDB743 BSA-Pst due loans,90+ days:Auto Loans              3022
RCS-4.b(e)           RCFDB744 BSA-Pst due loans,90+ days:Other Cons                 0
RCS-4.b(f)           RCFDB745 BSA-Pst due loans,90+ days:Cml/Indus                  0
RCS-4.b(g)           RCFDB746 BSA-Pst due loans,90+ days:All Other                  0
RCS-5.a(a)           RIADB747 BSA-C/O & Rcv on assets(C/O):1-4 Res                  0
RCS-5.a(b)           RIADB748 BSA-C/O & Rcv on assets(C/O):Hme Equity               0
RCS-5.a(c)           RIADB749 BSA-C/O & Rcv on assets(C/O):C Card Rcv               0
RCS-5.a(d)           RIADB750 BSA-C/O & Rcv on assets(C/O):Auto Loans            8324
RCS-5.a(e)           RIADB751 BSA-C/O & Rcv on assets(C/O):Other Cons               0
RCS-5.a(f)           RIADB752 BSA-C/O & Rcv on assets(C/O):Cml/Indus                0
RCS-5.a(g)           RIADB753 BSA-C/O & Rcv on assets(C/O):All Other                0
RCS-5.b(a)           RIADB754 BSA-C/O & Rcv on assets(Rcvs):1-4 Res                 0
RCS-5.b(b)           RIADB755 BSA-C/O & Rcv on assets(Rcvs):Hme Equity              0
RCS-5.b(c)           RIADB756 BSA-C/O & Rcv on assets(Rcvs):C Card Rcv              0
RCS-5.b(d)           RIADB757 BSA-C/O & Rcv on assets(Rcvs):Auto Loans           2065
RCS-5.b(e)           RIADB758 BSA-C/O & Rcv on assets(Rcvs):Other Cons              0
RCS-5.b(f)           RIADB759 BSA-C/O & Rcv on assets(Rcvs):Cml/Indus               0
RCS-5.b(g)           RIADB760 BSA-C/O & Rcv on assets(Rcvs):All Other               0
RCS-6.a(b)           RCFDB761 BSA-Amt of ownrshp-Securities:Hme Equity              0
RCS-6.a(c)           RCFDB762 BSA-Amt of ownrshp-Securities:C Card Rcv              0
RCS-6.a(f)           RCFDB763 BSA-Amt of ownrshp-Securities:Cml/Indus               0
RCS-6.b(b)           RCFDB500 BSA-Amt of ownrshp-Loans:Hme Equity                   0
RCS-6.b(c)           RCFDB501 BSA-Amt of ownrshp-Loans:C Card Rcv                   0
RCS-6.b(f)           RCFDB502 BSA-Amt of ownrshp-Loans:Cml/Indus                    0
RCS-7.a(b)           RCFDB764 BSA-Pst due loans,30-89 days:Hme Equity               0
RCS-7.a(c)           RCFDB765 BSA-Pst due loans,30-89 days:C Card Rcv               0
RCS-7.a(f)           RCFDB766 BSA-Pst due loans,30-89 days:Cml/Indus                0
RCS-7.b(b)           RCFDB767 BSA-Pst due loans,90+ days:Hme Equity                 0
RCS-7.b(c)           RCFDB768 BSA-Pst due loans,90+ days:C Card Rcv                 0


                                      -21-


RCS-7.b(f)           RCFDB769 BSA-Pst due loans,90+ days:Cml/Indus                  0
RCS-8.a(b)           RIADB770 BSA-C/O & Rcv on loans(C/O):Hme Equity                0
RCS-8.a(c)           RIADB771 BSA-C/O & Rcv on loans(C/O):C Card Rcv                0
RCS-8.a(f)           RIADB772 BSA-C/O & Rcv on loans(C/O):Cml/Indus                 0
RCS-8.b(b)           RIADB773 BSA-C/O & Rcv on loans(Rcvs):Hme Equity               0
RCS-8.b(c)           RIADB774 BSA-C/O & Rcv on loans(Rcvs):C Card Rcv               0
RCS-8.b(f)           RIADB775 BSA-C/O & Rcv on loans(Rcvs):Cml/Indus                0
RCS-9(a)             RCFDB776 Sec Fac-Max amt credit expose:1-4 Res                 0
RCS-9(b)             RCFDB777 Sec Fac-Max amt credit expose:Hme Equity              0
RCS-9(c)             RCFDB778 Sec Fac-Max amt credit expose:C Card Rcv              0
RCS-9(d)             RCFDB779 Sec Fac-Max amt credit expose:Auto Loans              0
RCS-9(e)             RCFDB780 Sec Fac-Max amt credit expose:Other Cons              0
RCS-9(f)             RCFDB781 Sec Fac-Max amt credit expose:Cml/Indus               0
RCS-9(g)             RCFDB782 Sec Fac-Max amt credit expose:All other               0
RCS-10(a)            RCFDB783 Sec Fac-Rpt bank's unusd cmt:1-4 Res                  0
RCS-10(b)            RCFDB784 Sec Fac-Rpt bank's unusd cmt:Hme Equity               0
RCS-10(c)            RCFDB785 Sec Fac-Rpt bank's unusd cmt:C Card Rcv               0
RCS-10(d)            RCFDB786 Sec Fac-Rpt bank's unusd cmt:Auto Loans               0
RCS-10(e)            RCFDB787 Sec Fac-Rpt bank's unusd cmt:Other Cons               0
RCS-10(f)            RCFDB788 Sec Fac-Rpt bank's unusd cmt:Cml/Indus                0
RCS-10(g)            RCFDB789 Sec Fac-Rpt bank's unusd cmt:All Other                0
RCS-11(a)            RCFDB790 Bnk Assts-Assets sold w/recourse:1-4 Res              0
RCS-11(b)            RCFDB791 Bnk Assts-Assets sold w/rcrse:Hme Equity              0
RCS-11(c)            RCFDB792 Bnk Assts-Assets sold w/rcrse:C Card Rcv              0
RCS-11(d)            RCFDB793 Bnk Assts-Assets sold w/rcrse:Auto Loans              0
RCS-11(e)            RCFDB794 Bnk Assts-Assets sold w/rcrse:Other Cons              0
RCS-11(f)            RCFDB795 Bnk Assts-Assets sold w/rcrse:Cml/Indus               0
RCS-11(g)            RCFDB796 Bnk Assts-Assets sold w/rcrse:All Other               0
RCS-12(a)            RCFDB797 Bnk Assts-Max amt crdt expose:1-4 Res                 0
RCS-12(b)            RCFDB798 Bnk Assts-Max amt crdt expose:Hme Equity              0
RCS-12(c)            RCFDB799 Bnk Assts-Max amt crdt expose:C Card Rcv              0
RCS-12(d)            RCFDB800 Bnk Assts-Max amt crdt expose:Auto Loans              0
RCS-12(e)            RCFDB801 Bnk Assts-Max amt crdt expose:Other Cons              0
RCS-12(f)            RCFDB802 Bnk Assts-Max amt crdt expose:Cml/Indus               0
RCS-12(g)            RCFDB803 Bnk Assts-Max amt crdt expose:All Other               0
RCS-M.1.a            RCFDA249 Sml busns obligations:Outstanding bal                 0
RCS-M.1.b            RCFDA250 Sml busns obligations:retaind recours                 0
RCS-M.2.a            RCFDB804 OPB:1-4 Fam Res with recourse                         0
RCS-M.2.b            RCFDB805 OPB:1-4 Fam Res w/o recourse                          0
RCS-M.2.c            RCFDA591 OPB: Other financial assets                           0
RCS-M.3.a.1          RCFDB806 Asset-backed,max amt-Cndts spnsrd by bnk              0
RCS-M.3.a.2          RCFDB807 Asset-bckd,max amt-Cndts spnsrd by other              0
RCS-M.3.b.1          RCFDB808 Asset-bckd,unused-Cndts spnsrd by bnk                 0
RCS-M.3.b.2          RCFDB809 Asset-bckd,unused-Cndts spnsrd by other               0
RCT-1                RCFDA345 Y/N-Does inst have fiduciary powers?                N/A
RCT-2                RCFDA346 Y/N-Does inst exercise fid pwrs granted?            N/A
RCT-3                RCFDB867 Y/N-Does inst have any act to report?               N/A
RCT-4(a)             RCFDB868 Assets-Prsnl Trust: Managed Assts                   N/A


                                      -22-


RCT-4(b)             RCFDB869 Assets-Prsnl Trust: Non-Managed Assts               N/A
RCT-4(c)             RCFDB870 Assets-Prsnl Trust: # Managed Accts                 N/A
RCT-4(d)             RCFDB871 Assets-Prsnl Trust: # Non-Mngd Accts                N/A
RCT-5.a(a)           RCFDB872 Assets-Ret Rel,Emp contr: Mngd Assts                N/A
RCT-5.a(b)           RCFDB873 Assets-Ret Rel,Emp contr: Non-Mngd Assts            N/A
RCT-5.a(c)           RCFDB874 Assets-Ret Rel,Emp contr:# Mngd Accts               N/A
RCT-5.a(d)           RCFDB875 Assets-Ret Rel,Emp cont:# Non-Mngd Accts            N/A
RCT-5.b(a)           RCFDB876 Assets-Ret Rel,Emp benft:Mngd Assts                 N/A
RCT-5.b(b)           RCFDB877 Assets-Ret Rel,Emp benft:Non-Mngd Assts             N/A
RCT-5.b(c)           RCFDB878 Assets-Ret Rel,Emp benft:# Mngd Accts               N/A
RCT-5.b(d)           RCFDB879 Assets-Ret Rel,Emp benft:# Non-Mgd Accts            N/A
RCT-6(a)             RCFDB880 Assets-Ret Rel,Other ret: Mngd Assts                N/A
RCT-6(b)             RCFDB881 Assets-Ret Rel,Other ret: Non-Mngd Assts            N/A
RCT-6(c)             RCFDB882 Assets-Ret Rel,Other ret:# Mngd Accts               N/A
RCT-6(d)             RCFDB883 Assets-Ret Rel,Other ret:# Non-Mgd Accts            N/A
RCT-(a)              RCFDB884 Assets-Corp trust/agency:Mngd Assts                 N/A
RCT-(b)              RCFDB885 Assets-Corp trust/agency:Non-Mngd Assts             N/A
RCT-(c)              RCFDC001 Assets-Corp trust/agency:# Mngd Accts               N/A
RCT-(d)              RCFDC002 Assets-Corp trust/agency:# Non-Mgd Accts            N/A
RCT-7(a)             RCFDB886 Assets-Invst Mgmnt Accts:Mngd Assts                 N/A
RCT-7(c)             RCFDB888 Assets-Invst Mgmnt Accts:# Mngd Accts               N/A
RCT-8(a)             RCFDB890 Assets-Other Fiduciary Accts:Mngd Assts             N/A
RCT-8(b)             RCFDB891 Assets-Other Fid Accts:Non-Mngd Assts               N/A
RCT-8(c)             RCFDB892 Assets-Other Fid Accts:# Mngd Accts                 N/A
RCT-8(d)             RCFDB893 Assets-Other Fid Accts:# Non-Mngd Accts             N/A
RCT-9(a)             RCFDB894 Assets-Total Fid Accts:Mngd Assts                   N/A
RCT-9(b)             RCFDB895 Assets-Total Fid Accts:Non-Mngd                     N/A
RCT-9(c)             RCFDB896 Assets-Total Fid Accts:# Mngd Accts                 N/A
RCT-9(d)             RCFDB897 Assets-Total Fid Accts:# Non-Mngd Accts             N/A
RCT-10(b)            RCFDB898 Assets-Cust/Safekpng:Non-Mngd Assts                 N/A
RCT-10(d)            RCFDB899 Assets-Cust/Safekpng:# Non-Mngd Assts               N/A
RCT-11(a)            RCFDB900 Assets-Fid Accts Foreign:Mngd Assts                 N/A
RCT-11(b)            RCFDB901 Assets-Fid Accts For:Non-Mngd Assts                 N/A
RCT-11(c)            RCFDB902 Assets-Fid Accts For:# Mngd Assts                   N/A
RCT-11(d)            RCFDB903 Assets-Fid Accts For:# Non-Mngd Assts               N/A
RCT-12               RIADB904 Income-Personal Trust/Agency Accts                  N/A
RCT-13.a             RIADB905 Income-Ret Rel,Emp benefit-def contr                N/A
RCT-13.b             RIADB906 Income-Ret Ret,Emp benefit-def benefit              N/A
RCT-13.c             RIADB907 Income-Ret Rel,Other Retirement Accts               N/A
RCT-14               RIADA479 Income-Corporate Trust/Agency Accts                 N/A
RCT-15               RIADB908 Income-Investment Mngmnt Agency Accts               N/A
RCT-16               RIADA480 Income-Other Fiduciary Accts                        N/A
RCT-17               RIADB909 Income-Custody/Safekeeping Accts                    N/A
RCT-18               RIADB910 Income-Other Fid/Related                            N/A
RCT-19               RIAD4070 Income-Total Gross Fid/Related                      N/A
RCT-19.a             RIADB912 Income-Total Gross Fid/Related - For                N/A
RCT-21               RIADA488 Income-Less:Net losses from Fid/Related             N/A
RCT-22               RIADB911 Income-Plus:Intracompany Inc Credits                N/A


                                      -23-


RCT-23               RIADA491 Income-Net Fiduciary/Related Inc                    N/A
RCT-M.1.a            RCFDB913 Memo-Mngd Assets:Non-Int Bearing Dep                N/A
RCT-M.1.b            RCFDB914 Memo-Mngd Assets:Int-Bearing Deposits               N/A
RCT-M.1.c            RCFDB915 Memo-Mngd Asets:Treas/Gov (US) Oblig                N/A
RCT-M.1.d            RCFDB916 Memo-Mngd Assets:Sate,Cnty,Muni Oblig               N/A
RCT-M.1.e            RCFDB917 Memo-Mngd Assets:Money Mkt Mutual Funds             N/A
RCT-M.1.f            RCFDB918 Memo-Mngd Assets:Other short-term oblig             N/A
RCT-M.1.g            RCFDB919 Memo-Mngd Assets:Other notes/bonds                  N/A
RCT-M.1.h            RCFDB920 Memo-Mngd Assets:Common/Preferred Stock             N/A
RCT-M.1.i            RCFDB921 Memo-Mngd Assets:Real Estate Mortgages              N/A
RCT-M.1.j            RCFDB922 Memo-Mngd Assets:Real Estate                        N/A
RCT-M.1.k            RCFDB923 Memo-Mngd Assets:Miscellaneous Assets               N/A
RCT-M.1.l            RCFDB868 Memo-Mngd Assets:Total Mngd Assets held             N/A
RCT-M.2.a(a)         RCFDB927 Corp Trust-Corp/Muni:# of Issues                    N/A
RCT-M.2.a(b)         RCFDB928 Corp Trust-Corp/Muni:Prncpl Amt                     N/A
RCT-M.2.b(a)         RCFDB929 Corp Trust - xfer agent:# of Issues                 N/A
RCT-M.3.a(a)         RCFDB931 Memo-Collective,Dom Equity:# of Funds               N/A
RCT-M.3.a(b)         RCFDB932 Memo-Collective,Dom Equity:Mkt Value                N/A
RCT-M.3.b(a)         RCFDB933 Memo-Collective,Inter/Global:# of Funds             N/A
RCT-M.3.b(b)         RCFDB934 Memo-Collective,Inter/Global:Mkt Value              N/A
RCT-M.3.c(a)         RCFDB935 Memo-Collective,Stock/Bond:# of Funds               N/A
RCT-M.3.c(b)         RCFDB936 Memo-Collective,Stock/Bond:Mkt Value                N/A
RCT-M.3.d(a)         RCFDB937 Memo-Collective,Taxable Bond:# of Funds             N/A
RCT-M.3.d(b)         RCFDB938 Memo-Collective,Taxable Bond:Mkt Value              N/A
RCT-M.3.e(a)         RCFDB939 Memo-Collective,Muni Bond:# of Funds                N/A
RCT-M.3.e(b)         RCFDB940 Memo-Collective,Muni Bond:Mkt Value                 N/A
RCT-M.3.f(a)         RCFDB941 Memo-Collective,ShtTrm/Mny Mkt:# of Fnds            N/A
RCT-M.3.f(b)         RCFDB942 Memo-Collective,ShtTrm/Mny Mkt:Mkt Value            N/A
RCT-M.3.g(a)         RCFDB943 Memo-Collective,Special/Other:# of Funds            N/A
RCT-M.3.g(b)         RCFDB944 Memo-Collective,Special/Other:Mkt Value             N/A
RCT-M.3.h(a)         RCFDB945 Memo-Collective,Total Collect:# of Funds            N/A
RCT-M.3.h(b)         RCFDB946 Memo-Collective,Total Collect:Mkt Value             N/A
RCT-M.4.a(a)         RIADB947 Memo-Fid/Other,Prsnl:Gross Mngd Accts               N/A
RCT-M.4.a(b)         RIADB948 Memo-Fid/Other,Prsnl:Gross Non-Mgd Accts            N/A
RCT-M.4.a(c)         RIADB949 Memo-Fid/Other,Prsnl:Recoveries                     N/A
RCT-M.4.b(a)         RIADB950 Memo-Fid/Other,Retire:Gross Mngd Accts              N/A
RCT-M.4.b(b)         RIADB951 Memo-Fid/Other,Ret:Gross Non-Mngd Accts             N/A
RCT-M.4.b(c)         RIADB952 Memo-Fid/Other,Ret:Recoveries                       N/A
RCT-M.4.c(a)         RIADB953 Memo-Fid/Other,Invst:Gross Mngd Accts               N/A
RCT-M.4.c(b)         RIADB954 Memo-Fid/Other,Invst:Gross Non-Mgd Accts            N/A
RCT-M.4.c(c)         RIADB955 Memo-Fid/Other,Invst:Recoveries                     N/A
RCT-M.4.d(a)         RIADB956 Memo-Fid/Other,Other Fid:Gross Mngd                 N/A
RCT-M.4.d(b)         RIADB957 Memo-Fid/Other,Other Fid:Gross Non-Mngd             N/A
RCT-M.4.d(c)         RIADB958 Memo-Fid/Other,Other Fid:Recoveries                 N/A
RCT-M.4.e(a)         RIADB959 Memo-Fid/Other,Total Fid:Gross Mngd                 N/A
RCT-M.4.e(b)         RIADB960 Memo-Fid/Other,Total Fid:Gross Non-Mngd             N/A
RCT-M.4.e(c)         RIADB961 Memo-Fid/Other,Total Fid:Recoveries                 N/A
RC(OPTIONAL)         RCON6979 X/Y - Comment/No Comment                              Y


                                      -24-


RC(LOANS)a           RCFD3561 Number Of Loans To Executive Officers                 5
RC(LOANS)b           RCFD3562 Amount Of Loans To Executive Officers               174
RC(LOANS)c(a)        RCFD7701 Start Rate (####.##%) Loans To Execs.            11.40%
RC(LOANS)c(b)        RCFD7702 Top Rate (####.##%) Loans To Execs.              17.25%
RC-R.50.p            RCONDPSC Credit Conversion Factor                           8.8%
RIE-6.a              RIAD5523 Adjs. to allow for l & l loss (RIB.2.5)         -214279
RCT-20               RIADC058 Income-Less:Expenses                                N/A
RIB(P2)-3            RIADC079 LESS: Charge-offs                                482223
















                                      -25-